UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

_________________________________

SCHEDULE 14A

_________________________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material pursuant to Rule 14a-12

LIVEXLIVE MEDIA, INC.
(Name of Registrant as Specified In Its Charter)

___________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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9200 Sunset Boulevard, Suite #1201
West Hollywood, CA 90069

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 29, 2018

To the Stockholders of LiveXLive Media, Inc.:

The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of LiveXLive Media, Inc., a Delaware corporation (the “Company”), will be held on Thursday, November 29, 2018, at 10:00 a.m. local time at 9200 Sunset Boulevard, Suite #1201, West Hollywood, CA 90069, for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

1.      to elect the five director nominees identified in the accompanying proxy statement to hold office until the 2019 Annual Meeting of Stockholders;

2.      to hold an advisory vote on the Company’s executive compensation;

3.      to hold an advisory vote on the frequency of stockholder advisory votes on the Company’s executive compensation;

4.      to the extent required by Nasdaq Listing Rule 5635, to approve the issuance of shares of the Company’s common stock upon redemption of the senior secured convertible debentures issued by the Company to certain institutional investors on June 29, 2018 in accordance with the terms of such debentures;

5.      to approve an amendment to the Company’s 2016 Equity Incentive Plan to increase the number of shares available for issuance under such plan by 5 million shares;

6.      to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019; and

7.      to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Pursuant to the Company’s Bylaws, the Company’s board of directors has fixed the close of business on October 1, 2018 (the “Record Date”) as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. Holders of the Company’s common stock are entitled to vote at the Annual Meeting.

Thank you for your ongoing support and continued interest in LiveXLive Media.

By Order of the Board of Directors,

/s/ Robert S. Ellin
Robert S. Ellin
Chairman and Chief Executive Officer

West Hollywood, California
October 11, 2018

YOUR VOTE IS IMPORTANT!
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON NOVEMBER 29, 2018:

Our Proxy Statement is attached. The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and 2018 Annual Report may be accessed over the internet free of charge at www.envisionreports.com/LIVX.

We are using Securities and Exchange Commission rules that allow us to make our proxy statement and related materials available on the internet. Accordingly, we are sending a “Notice of Internet Availability of Proxy Materials,” or Notice of Availability, to our stockholders of record instead of a paper proxy statement and annual report containing financial statements, unless paper copies have previously been requested. The rules provide us the opportunity to save money on the printing and mailing of our proxy materials and to reduce the impact of our Annual Meeting on the environment. We hope that you will view our Annual Meeting materials over the internet if possible and convenient for you. Instructions on how to access the proxy materials over the internet or to request a paper or email copy of our proxy materials can also be found in the notice you received.

Whether or not you expect to attend the Annual Meeting, please make sure you vote so that your shares will be represented at the Annual Meeting. Our stockholders can vote over the internet or by telephone as specified in the accompanying voting instructions or by completing and returning a proxy card. This will ensure the presence of a quorum at the Annual Meeting and save the expense and extra work of additional solicitation. Sending your proxy card will not prevent you from attending the Annual Meeting, revoking your proxy and voting your stock in person.

TABLE OF CONTENTS

Page
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING	1
CORPORATE GOVERNANCE	7
PROPOSAL NO. 1 – ELECTION OF DIRECTORS	10
DIRECTOR COMPENSATION	15
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	16
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	20
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	21
PROPOSAL NO. 2 – ADVISORY VOTE ON THE COMPANY’S EXECUTIVE COMPENSATION	26
PROPOSAL NO. 3 – ADVISORY VOTE ON THE FREQUENCY OF STOCKHOLDER ADVISORY VOTE ON THE COMPANY’S EXECUTIVE COMPENSATION	27
PROPOSAL NO. 4 – TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK OF THE COMPANY UPON REDEMPTION OR CONVERSION OF THE SENIOR SECURED CONVERTIBLE DEBENTURES ISSUED TO THE PURCHASERS ON JUNE 29, 2018, TO THE EXTENT REQUIRED BY NASDAQ LISTING RULE 5635(D)	28
PROPOSAL NO. 5 – APPROVAL OF AN AMENDMENT TO THE 2016 EQUITY INCENTIVE PLAN	33
PROPOSAL NO. 6 – RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	40
EXECUTIVE COMPENSATION	44
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	43
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	43
PARTICIPANTS IN THE SOLICITATION	49
EXPENSES OF SOLICITATION	49
ADDITIONAL INFORMATION	50
APPENDIX A-1 − 2016 EQUITY INCENTIVE PLAN	A-1-1
APPENDIX A-2 – AMENDMENT NO. 1 TO THE 2016 EQUITY INCENTIVE PLAN	A-2-1

i

9200 Sunset Boulevard, Suite #1201
West Hollywood, California 90069

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 29, 2018

The board of directors of LiveXLive Media, Inc., a Delaware corporation (“we,” “us,” “our,” LiveXLive” or “our Company”) solicits the enclosed proxy for the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, November 29, 2018, at 10:00 a.m. local time at 9200 Sunset Boulevard, Suite #1201, West Hollywood, CA 90069, and for any adjournment or postponement thereof. This proxy statement (this “Proxy Statement”) is being made available to stockholders on or about October 18, 2018.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

1.      Q:     Why did I receive a notice regarding the availability of proxy materials on the internet?

A:     Instead of mailing paper proxy materials, we sent a “Notice of Internet Availability of Proxy Materials” to our stockholders of record. We refer to that notice as the Notice of Availability. The Notice of Availability provides instructions on how to view our proxy materials over the internet, how to vote and how to request a paper or email copy of our proxy materials. This method of providing proxy materials is permitted under rules adopted by the U.S. Securities and Exchange Commission (the “SEC”). We hope that following this procedure will allow us to save money on the printing and mailing of those materials and to reduce the impact that our Annual Meeting has on the environment.

We intend to mail the Notice of Availability on or about October 18, 2018 to all of our stockholders of record entitled to vote at the Annual Meeting.

 2.     Q:     What is the purpose of the Annual Meeting?

A:     At the Annual Meeting, our stockholders will act upon the matters outlined in this Proxy Statement, including:

•        election of the five members of our board of directors, the director nominees being Robert S. Ellin, Jay Krigsman, Craig Foster, Tim Spengler and Jerome N. Gold (Proposal No. 1);

•        advisory vote on our executive compensation (Proposal No. 2);

•        advisory vote on the frequency of stockholder advisory votes on our executive compensation (Proposal No. 3);

•        approval of the issuance of shares of our common stock upon redemption or conversion of the senior secured convertible debentures issued to certain institutional investors on June 29, 2018 in accordance with the terms of such debentures, to the extent required by Nasdaq Listing Rule 5635 (Proposal No. 4);

•        approval of an amendment to our 2016 Equity Incentive Plan to increase the number of authorized shares for issuance under such plan by 5 million shares(Proposal No. 5); and

•        ratification of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2019(Proposal No. 6).

Members of our board of directors and management and representatives of BDO USA, LLP, our independent registered public accounting firm, will be present at the Annual Meeting to respond to appropriate questions from stockholders.

3.      Q:     Who is entitled to vote at the Annual Meeting?

A:     Only common stockholders as of the close of business on October 1, 2018 (the “Record Date”) are entitled to notice of and to vote at the Meeting. As of the Record Date, there were issued and outstanding and entitled to vote 51,911,961 shares of our common stock, $0.001 par value per share.

4.      Q:     What are the voting rights of the holders of our common stock?

A:     Each outstanding share of our common stock will be entitled to one vote on each of the proposals presented at the Annual Meeting.

5.      Q:     Which of my shares may I vote?

A:     All shares owned by you as of the close of business on the Record Date may be voted by you. These shares include shares that are (i) held directly in your name as the stockholder of record and (ii) held for you as the beneficial owner through a broker, bank or other nominee.

6.      Q:     Who can attend the Annual Meeting?

A:     All of our stockholders as of the Record Date may attend the Annual Meeting. Even if your shares are held in “street name,” as the beneficial owner of shares, you are invited to attend the Annual Meeting. However, if you wish to attend the Annual Meeting, please bring to the Annual Meeting your bank or brokerage statement or a letter from your nominee evidencing your beneficial ownership of our stock and a form of personal identification. We reserve the right to deny admission to anyone who cannot show valid identification or sufficient proof of share ownership as of the Record Date.

Please contact us at (310) 601-2500 or andrew@livexlive.com for directions to the Annual Meeting.

7.      Q:     Can I find out who the stockholders are?

A:     A list of stockholders as of the Record Date will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours for ten days prior to the Annual Meeting at the office of the General Counsel of the Company at the above address, and at the time and place of the Annual Meeting.

8.      Q:     What constitutes a quorum?

A:     Presence at the Annual Meeting, in person or by proxy, of the holders of a majority of our common stock outstanding on the Record Date will constitute a quorum, permitting the Annual Meeting to proceed and business to be conducted. Abstentions and broker non-votes are included in the calculation of the number of shares considered to be present at the Annual Meeting. At the close of business on the Record Date, we had 51,911,961 shares of our common stock issued and outstanding and entitled to vote.

9.      Q:     What is the difference between holding shares as a “record holder” versus a “beneficial owner”?

A:     Some of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially:

Record holders — If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are, with respect to those shares, the stockholder of record or “record holder.” As the record holder, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed or sent a proxy card for you to use. You may also vote by mail, over the internet or by telephone, as described below under the heading “Voting — How do I vote?”

Beneficial owners — If your shares are held in a brokerage account or bank or by another nominee, you are, with respect to those shares, the “beneficial owner” of shares held in “street name.” As the beneficial owner, you have the right to direct your nominee on how to vote or to vote in person at the Annual Meeting.

However, since you are not a record holder, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from your nominee (who is the record holder), giving you the right to vote the shares. If you do not wish to vote in person, you may vote by mail, over the internet or by telephone, as described below under the heading “Voting — How can I vote?”

10.    Q:     How do I vote?

A:     If you are a registered stockholder of common stock on the Record Date, meaning that you hold your shares in certificate form or through an account with our transfer agent, Computershare Trust Company, N.A., and you wish to vote prior to the Annual Meeting, you may vote over the Internet, by mail or in person at the Annual Meeting:

•        Over the Internet.   Go to the website of our tabulator, Computershare, at www.investorvote.com/LIVX. Have your proxy card in hand when you access the website and follow the instructions to vote your shares. You must submit your Internet proxy before 1:00 a.m., Pacific Time, on November 29, 2018, the day of the Annual Meeting, for your proxy to be valid and your vote to count.

•        By Telephone.   Call 1-800-652-VOTE (8683) within the USA, US territories and Canada, or the number on your proxy card. Have your proxy card in hand when you call and then follow the instructions to vote your shares. You must submit your telephonic proxy before 1:00 a.m., Pacific Time, on November 29, 2018, the day of the Annual Meeting, for your proxy to be valid and your vote to count.

•        By Mail.   Complete and sign your proxy card and mail it to Proxy Services, c/o Computershare Investor Services, PO BOX 505008, LOUISVILLE, KY 40233-9814, in the postage prepaid envelope we provided. Computershare must receive the proxy card not later than November 28, 2018, the day before the Annual Meeting, for your proxy to be valid and your vote to count.

•        In Person at the Meeting.   You can vote in person by attending the Annual Meeting and delivering your completed proxy card in person or by completing a ballot, which we will provide to you at the meeting.

If on the Record Date your shares are held in street name, the proxy materials are being forwarded to you by or on behalf of your bank, broker or other nominee. If you received the proxy materials directly from Broadridge, follow the instructions above for stockholders of record. If you received the proxy materials from your bank, broker or other nominee, follow the instructions provided by your bank, broker or other nominee explaining how you can vote. If you would like to vote in person at the Annual Meeting, contact your bank, broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the Annual Meeting, along with a bank or brokerage statement or a letter from your nominee evidencing your beneficial ownership of our stock and a form of personal identification. A broker’s proxy is not the form of proxy enclosed with this Proxy Statement. You will not be able to vote shares you hold in street name in person at the Annual Meeting unless you have a proxy from your bank, broker or other nominee issued in your name giving you the right to vote your shares.

11.    Q:     What if I do not specify how my shares are to be voted?

A:     If you are the stockholder of record and you submit a proxy but do not provide any voting instructions, your shares will be voted in accordance with the recommendations of our board of directors. If you hold your shares in street name and do not instruct your bank or broker how to vote, it will nevertheless be entitled to vote your shares of common stock with respect to “routine” items but not with respect to “non-routine” items.

Please note that at the Annual Meeting, we believe that only the ratification of the appointment of our independent registered public accounting firm (Proposal No. 6) will be considered a “routine” matter. Under applicable rules, banks and brokers are permitted to vote the shares held in their name for the account of a beneficial holder for “routine” matters, even if such bank or broker does not receive instructions from the beneficial holder. We will refer to these votes cast by banks and brokers without instruction from the relevant beneficial holder as “Broker Discretionary Votes”. We believe that based on the policies of most banks and brokers, the majority of Broker Discretionary Votes will be cast in accordance with the recommendations of our board of directors, and therefore “FOR” Proposal No. 6.

We believe that all other proposals will be considered “non-routine” items, and your broker will not have discretion to vote on these proposals. We will refer to these shares not voted by banks and brokers in absence of instructions from the relevant beneficial holder as “broker non-votes”.

It is therefore important that you provide instructions to your bank or broker so that your shares are voted accordingly.

12.    Q:     What is a broker non-vote?

A:     Generally, a broker non-vote occurs when shares held by a nominee for a beneficial owner are not voted with respect to a particular proposal because (i) the nominee has not received voting instructions from the beneficial owner with respect to such proposal (despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions) and (ii) the nominee lacks discretionary voting power to vote such shares. Under the rules of The Nasdaq Capital Market (“Nasdaq”), a nominee does not have discretionary voting power with respect to “non-routine” matters or the election of directors. The ratification of the appointment of our independent registered public accounting firm (Proposal No. 6) is a routine matter and the other proposals are non-routine matters.

If you are the beneficial owner of our common stock, your nominee will send you directions on how you can instruct them to vote.

13.    Q:     May I change my vote after I return my proxy?

A:     Yes. You may revoke your proxy and change your vote at any time before the proxy is exercised. Record holders may change their vote by:

•        a timely, valid, later-dated proxy;

•        a timely written notice of revocation submitted to our General Counsel at our principal executive offices at 9200 Sunset Boulevard, Suite #1201, West Hollywood, CA 90069; or

•        attending the Annual Meeting and voting in person.

•        Beneficial owners may change their vote by complying with the instructions on their voting instruction cards.

You should be aware that simply attending the Annual Meeting will not in and of itself constitute a revocation of your proxy.

14.    Q:     How does the Company’s board of directors recommend that I vote?

A:     The Company’s board of directors recommends that you vote your shares:

•        FOR each of the director nominees named in this Proxy Statement (Proposal No. 1);

•        FOR the advisory resolution approving our executive compensation (Proposal No. 2);

•        FOR holding an stockholder advisory vote on our executive compensation EVERY THREE YEARS (Proposal No. 3);

•        FOR the approval of the issuance of shares of our common stock upon redemption or conversion of the senior secured convertible debentures issued to certain institutional investors on June 29, 2018 in accordance with the terms of such debentures, to the extent required by Nasdaq Listing Rule 5635 (Proposal No. 4);

•        FOR the approval of an amendment to the Company’s 2016 Equity Incentive Plan to increase the number of authorized shares for issuance under such plan by 5 million shares (Proposal No. 5); and

•        FOR the ratification of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019 (Proposal No. 6).

15.    Q:     Vote Requirement — How many votes are required to approve each item?

Election of directors (Proposal No. 1) — If a quorum is present, a plurality of the votes cast shall be sufficient to elect directors (that is the nominees for our directors who receive the most votes will be elected). For purposes of electing directors, not voting or withholding your vote by voting “abstain” (or a direction to your broker, bank or other nominee to withhold your vote, called a “broker non-vote”) is not counted as a vote cast, and therefore will have no effect on the outcome of the election of directors.

Advisory vote on the frequency of stockholder advisory votes on the compensation of our named executive officers (Proposal No. 3) — If a quorum is present, the advisory vote on the frequency of stockholder advisory votes on the Company’s executive compensation will be determined based on a plurality of the votes cast. This means that the option that receives the most votes will be recommended by the stockholders to our board of directors. For purposes of this proposal, a failure to vote or withholding your vote (or a broker non-vote) is not counted as a vote cast, and therefore will have no effect on the outcome of the proposal. The results of this vote are not binding on our board of directors.

All other proposals (Proposals No. 2, 4, 5 and 6 and any other items properly brought before the Annual Meeting) — If a quorum is present, approval of each of these proposals and any other item properly brought before the Annual Meeting requires that the votes cast in favor of such action exceed the votes cast opposing such action. For purposes of these votes, abstentions or not voting on a matter will not be counted as either votes cast for or against these proposals and therefore will not count in determining the approval of these proposals. Broker non-votes will have no effect on the outcome of these proposals.

The results of Proposals No. 2, 3 and 6 are not binding on our board of directors.

For clarity, pursuant to NASDAQ listing rules, shares issued to the Purchasers (as defined below) upon any conversion of their Debentures (as defined below) will not entitled to vote on Proposal 4. However, shares issued to the Purchasers upon any conversion of their Debentures will be entitled to vote on any other Proposals.

16.    Q:     What happens if a nominee is unable to stand for election?

A:     If a nominee is unable to stand for election, the board of directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have voted “Withhold” with respect to the original nominee.

17.    Q:     Vote Count — How are votes counted?

A:     Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for each proposal votes “For,” “Against,” abstentions and broker non-votes.

18.    Q:     Voting Results — Where can I find the voting results of the Annual Meeting?

A:     We will publish the final voting results of the Annual Meeting in a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting.

19.    Q:     What should I do if I receive more than one set of voting materials?

A:     You may receive more than one set of voting materials, including multiple copies of the Notice of Availability, this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account. If you are a record holder and your shares are registered in more than one name, you will receive more than one Notice of Availability or proxy card. If you receive multiple sets of voting materials, please vote each Notice of Availability, proxy card and voting instruction card that you receive.

20.    Q:     Who will pay the costs of soliciting these proxies?

A:     Proxies will be solicited initially by mail. Further solicitation may be made in person or by telephone, email or facsimile by members of our management. We will bear the expense of preparing, printing and mailing this Proxy Statement and accompanying materials to our stockholders. Upon request, we will reimburse brokers, banks or similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Annual Meeting to the beneficial owners of our common stock.

21.    Q:     What happens if additional matters are presented at the Annual Meeting?

A:     Other than the six proposals described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Robert S. Ellin, our Chairman and Chief Executive Officer, and Michael Zemetra, our Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

22.    Q:     Who can help answer my questions?

A:     If you have any questions about our proxy materials or the Annual Meeting, you can contact our General Counsel at:

LiveXLive Media, Inc.
9200 Sunset Boulevard, Suite #1201
West Hollywood, CA 90069
Attention: General Counsel
(310) 601-2500

****

CORPORATE GOVERNANCE

We have adopted a Code of Ethics for our directors, officers and employees, which, in conjunction with our Certificate of Incorporation, Bylaws and board of directors’ committee charters, form our framework for governance. All of these documents are publicly available on our investor relations/corporate governance website at http://ir.livexlive.com or may be obtained upon written request to:

LiveXLive Media, Inc.
9200 Sunset Boulevard, Suite #1201
West Hollywood, CA 90069
Attention: General Counsel

Governance Highlights

We are committed to maintaining high standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our stockholders well and maintaining our integrity in the marketplace. Some of the highlights of our corporate governance include:

What We Do:

•        3 of 5 directors independent

•        Annual election of all members of our board of directors (see Proposal No. 1)

•        Annual advisory vote to ratify independent auditor (see Proposal No. 6)

•        Restrictive stock ownership and insider trading guidelines

•        Regular board of directors self-assessments at both individual and committee levels

•        Board of directors committee members are all independent

What We Don’t Do:

•        No repricing of underwater stock options without stockholder approval

•        No hedging of Company securities per Company policy

•        No pledging of Company securities without preapproval per Company policy

Independence

Our board of directors currently consists of five directors, three of whom are independent (as determined by our board of directors), one of whom serves as our Chairman and Chief Executive Officer and one of whom serves as our Chief Strategy Officer. Our board of directors has reviewed the independence of our directors and has determined that each of Messrs. Foster, Krigsman and Spengler qualifies as an independent director pursuant to Rule 5605(a)(2) of Nasdaq and applicable SEC rules and regulations. In making this determination, our board of directors considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our board of directors deemed relevant in determining their independence.

Board Composition and Director Qualifications

Our Nominating Committee periodically assesses the appropriate size and composition of our board of directors, taking into account our specific needs. The committee utilizes various methods for identifying and evaluating candidates for director. Candidates may come to the attention of the committee through recommendations of directors, management, stockholders and professional search firms. Generally, the committee seeks members with diverse backgrounds and viewpoints which contribute to the board of directors’ broad spectrum of experience and expertise, and who have a reputation of integrity.

Rather than being bound by one-size-fits-all policies regarding the composition of the board of directors, the Nominating Committee instead seeks to make individual, facts-specific determinations. We believe that our Company requires specialized experience and expertise in its leaders due to the uniqueness of its business and industry. Commencing with our 2019 fiscal year, the Nominating Committee will annually assess the appropriateness of the size of our board of directors, the skill set mix of each director, and the performance of each director when reviewing the annual board self-assessments, where each director will have the opportunity to provide comprehensive feedback on himself/herself, his/her peers and the board as a whole. Two of the current members of our board of directors have been our directors since 2011 and 2012 respectively, and the other three director nominees named in this Proxy Statement joined us in 2017 and 2018, reflecting our evolving business and leadership needs. The Nominating Committee does not mandate an age or length of service at which a director must resign, and instead focuses on whether each director continues to provide value to the company and its stockholders. The Nominating Committee has committed itself to carefully considering diversity when evaluating future director candidates, giving strong consideration to candidates that would contribute to the board’s gender, ethnic and other diversity.

At a minimum, directors should:

•        have experience in positions with a high degree of responsibility;

•        demonstrate strong leadership skills;

•        have the time, energy, interest and willingness to serve as a director; and

•        contribute to the mix of skills, core competencies and qualifications of the board of directors and management.

In addition to recommendations from directors, management and professional search firms, the Nominating Committee will consider director candidates properly submitted by our stockholders. Stockholder recommendations should be sent to the General Counsel at our principal executive offices. The Nominating Committee will review all potential director nominees in the same manner, regardless of the source of the recommendation, in accordance with its charter.

Our Nominating Committee currently consists of Messrs. Foster, Krigsman and Spengler, with Mr. Foster serving as the chairman.

Board Leadership Structure

Currently, the office of Chairman of our board of directors and Chief Executive Officer are held by Robert S. Ellin. Due to our size and early stage of operations, we believe it is currently most effective to have the Chairman of the board of directors and Chief Executive Officer positions be held by the same individual. Under our Bylaws, the Chairman of the Board is responsible for coordinating the board of directors’ activities, including the scheduling of meetings and the determination of relevant agenda items.

Risk Oversight and Compensation Risk Assessment

Our board of directors oversees a company-wide approach to risk management. Our board of directors determines the appropriate risk level for us generally, assesses the specific risks faced by us and reviews the steps taken by our management to manage those risks. While our board of directors has ultimate oversight responsibility for the risk management process, its committees oversee risk in certain specified areas.

Specifically, our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements, and the incentives created by the compensation awards it administers. Our Audit Committee oversees management of enterprise risks and financial risks, as well as potential conflicts of interests. Our board of directors is responsible for overseeing the management of risks associated with the independence of our board of directors.

Our management also reviews and reports on potential areas of risk at the request of the Audit Committee or other members of the board of directors.

We believe that our compensation policies and practices do not create inappropriate or unintended significant risk to our Company as a whole. We also believe that our incentive compensation arrangements provide incentives that do not encourage risk-taking beyond our ability to effectively identify and manage significant risks, are compatible with effective internal controls and our risk management practices and are supported by the oversight and administration of the Compensation Committee with regard to executive compensation programs.

Code of Ethics

We have adopted a Code of Ethics applicable to all of our directors, officers and employees, including our Chief Executive Officer, Chief Financial Officer and Controller, which is a “code of ethics” as defined by applicable SEC rules. The purpose and role of this code is to, among other things, focus our directors, officers and employees on areas of ethical risk, provide guidance to help them recognize and deal with ethical issues, provide mechanisms to report unethical or unlawful conduct and to help enhance and formalize our culture of integrity, honesty and accountability. If we make any amendments to this code, other than technical, administrative or other non-substantive amendments, or grant any waivers, including implicit waivers, from any provision of this code that applies to our Chief Executive Officer, Chief Financial Officer or Controller, or persons performing similar functions, and that relates to an element of the SEC’s “code of ethics” definition, then we will disclose the nature of the amendment or waiver in the Corporate Governance section of our investor relations/corporate governance website http://ir.livexlive.com.

Policy Regarding Attendance at Annual Meetings of Stockholders

We do not have a policy with regard to board members’ attendance at annual meetings. We expect that our Chairman and one or more of the other directors will attend our Annual Meeting.

Stockholder Communications

Stockholders and other interested parties may communicate with the board of directors, any committee thereof, the independent or non-management directors as a group or any individual director in writing. All such written communications must identify the recipient and be forwarded by mail to:

LiveXLive Media, Inc.
9200 Sunset Boulevard, Suite #1201
West Hollywood, CA 90069
Attention: General Counsel

The General Counsel will act as agent for the directors in facilitating such communications. In that capacity, the General Counsel may review, sort and summarize the communications.

Complaints about accounting, internal accounting controls or auditing matters may be made by utilizing our Business Integrity web-reporting tool, which we are in the process of implementing.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Director Nominees

The board of directors is soliciting approval of the following director nominees:

•        Robert S. Ellin

•        Jay Krigsman

•        Craig Foster

•        Tim Spengler

•        Jerome N. Gold

As we elect all members of our board of directors annually, the five nominees will serve for a one-year term expiring on the date of our 2019 Annual Meeting of Stockholders or until their successors are elected or their earlier resignation or removal. All of the director nominees are current members of the board of directors and are standing for re-election.

Each of the director nominees has indicated a willingness to serve, or continue to serve, as a director if elected. If any director nominee becomes unable to serve, the board of directors may designate a substitute nominee, in which case the designated proxy holders, Mr. Ellin and Mr. Zemetra, will vote for such substitute nominee.

Vote Required

A director nominee will be elected only if he or she receives a majority of the votes cast with respect to his or her election in an uncontested election (that is, the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that nominee). For purposes of electing directors, not voting, withholding your vote by voting “abstain” or a broker non-vote is not counted as a vote cast, and therefore will have no effect on the outcome of the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
EACH NAMED DIRECTOR NOMINEE.

General Information About the Board of Directors

Our Bylaws provide that our business and affairs will be managed by, or under the direction of, our board of directors. Set forth below is biographical information for the director nominees as of the date of this Proxy Statement, and the qualifications that led our board of directors to conclude that each should serve as a director.

Robert S. Ellin

•        Age: 53

•        Professional Background: Mr. Ellin has served as our Chairman (or Executive Chairman prior to September 1, 2017) of our board of directors since September 2011 and as our Chief Executive Officer (or President prior to September 1, 2017) since September 2011. On September 2, 2017, our board of directors changed Mr. Ellin’s title from President to Chief Executive Officer. Mr. Ellin formerly served as our Chief Executive Officer from September 9, 2011 to April 30, 2014 and as our Chief Financial Officer from April 26, 2012 until September 30, 2013. Mr. Ellin has more than 20 years of investment and turnaround experience. He is Managing Director and Portfolio Manager of Trinad Capital. Trinad Capital is our principal stockholder and a hedge fund dedicated to investing in micro-cap public companies. Mr. Ellin was a founder, and served as a member of the board of directors from February 2005 to September 2013, and as Executive Chairman of the board of directors, of Mandalay Digital Group, Inc. (MNDL) from December 2011 to April 2013. He has also served on the Board of Governors at Cedars-Sinai Hospital in Los Angeles, California since March 2007. Prior to joining Trinad Capital, Mr. Ellin was the founder and President of Atlantis Equities, Inc. (“Atlantis”), a private investment company. Founded in 1990, Atlantis actively managed an investment portfolio of small capitalization public companies as well as select private company investments. Mr. Ellin played an active role in Atlantis investee companies including board representation, management selection, corporate finance and other advisory services. Through Atlantis and related companies, he spearheaded investments into THQ, Inc., Grand Toys, Forward Industries, Inc. (FORD), Majesco Entertainment (COOL) and iWon.com. Mr. Ellin also completed a leveraged buyout of S&S Industries, Inc. where he served as President from 1996 to 1998. S&S Industries was one of the largest manufacturers in the world of underwires which had strong partnerships with leading companies including Bally’s, Maidenform, and Sara Lee. Prior to founding Atlantis Equities, Mr. Ellin worked in Institutional Sales at LF Rothschild and was Manager of Retail Operations at Lombard Securities. Mr. Ellin received his BBA degree from Pace University.

•        Board Membership Qualifications: Our board of directors has concluded that Mr. Ellin is well-qualified to serve on our board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, him being the Managing Director and Portfolio Manager of Trinad Capital, our controlling stockholder, and his extensive business, investment, finance and public company experience, particularly in investing in micro-cap public companies.

Jay Krigsman

•        Age: 53

•        Professional Background: Mr. Krigsman has served as a director of our Company since April 26, 2012. Mr. Krigsman has been the Executive Vice President and Asset Manager of The Krausz Companies since 1992, where he assists in property acquisitions, oversees the company’s property management team and is responsible for developing and implementing strategic leasing programs. Prior to joining The Krausz Companies, Mr. Krigsman had the senior leasing responsibilities for Birtcher Development Co. Mr. Krigsman holds a Certified Commercial Investment Member designation from the CCIM Institute, a Sr. Certified Leasing Specialist designation from the International Council of Shopping Centers and holds a California Real Estate Broker’s License. Mr. Krigsman currently serves on the board of directors of Trinad Capital, our principal stockholder. Mr. Krigsman received a BA in Business Administration from the University of Maryland.

•        Board Membership Qualifications: Our board of directors has concluded that Mr. Krigsman is well-qualified to serve on our board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, his professional background and experience in acquisitions and management and him being the Executive Vice President and Asset Manager of The Krausz Companies for over 20 years.

Craig Foster

•        Age: 47

•        Professional Background: Mr. Foster has served as a director of our Company since July 7, 2017. Mr. Foster previously served as the Chief Financial Officer and Chief Accounting Officer of Amobee, Inc., a digital advertising platform, from April 2015 until May 2017. From February 2013 until April 2015, Mr. Foster served as Chief Financial Officer and Chief Accounting Officer of Ubiquiti Networks, Inc., a publicly-traded networking and communications company. From June 2012 to February 2013, Mr. Foster served as Director in the technology infrastructure and software group of Credit Suisse Securities (USA) LLC, an investment bank. From August 2007 to June 2012, Mr. Foster served as an Executive Director and co-head of the software group of UBS Securities LLC, an investment bank. Mr. Foster has also held various management positions at RBC Capital Markets, an investment bank, Loudcloud, a software and services platform, PricewaterhouseCoopers, a public accounting firm and Deloitte, a public accounting firm. Mr. Foster holds an M.B.A. in Finance from the Wharton School of Business and a B.A. in Economics from the University of California, San Diego.

•        Board Membership Qualifications: Our board of directors has concluded that Mr. Foster is well-qualified to serve on our board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, his experience in technology and software for over 10 years.

Tim Spengler

•        Age: 54

•        Professional Background: Mr. Spengler has served as a director of our Company since September 27, 2017. Mr. Spengler has more than 25 years of experience working directly with marketers to drive business results through innovative approaches to media. From July 2016 until June 2017, he served as President and Chief Revenue Officer of Simulmedia, an advertising technology firm. From October 2015 through June 2016, Mr. Spengler served as Chief Executive Officer of FUISZ Video, an interactive digital video company. From November 2013 through October 2014, Mr. Spengler served as President/Content Marketing and Revenue Strategy for iHeart Media, a leading media company delivering music, news and talk content across multiple platforms. Mr. Spengler served as a senior executive at IPG for nearly two decades, holding positions of increasing responsibility, including President, North America for Initiative from 2008 to 2012 and Worldwide Chief Executive Officer for MAGNA GLOBAL from 2012 to 2013. Mr. Spengler currently sits on the Board of Directors for the Hollywood Radio & Television Society and National Association of Television Program Executives. He is also on the advisory board of emerging media companies, including Influential Social and IgnitionOne. Mr. Spengler received a B.A. in Political Science from Washington University in St Louis, Missouri.

•        Board Membership Qualifications: Our board of directors has concluded that Mr. Spengler is well-qualified to serve on our board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, his experience in marketing and television for over 20 years.

Jerome N. Gold

•        Age: 72

•        Professional Background: Mr. Gold has served as our Chief Strategy Officer and Executive Vice President since April 2018 and from April 2017 to April 2018, Mr. Gold served as our Chief Financial Officer and Executive Vice President. Mr. Gold has been serving as a member of our board of directors since April 16, 2018. From October 2015 to April 2017, Mr. Gold was Managing Director at Pacific Capital Partners LLC, an investment firm arranging debt and equity financing for real estate, technology and entertainment ventures. From July 2013 to April 2017, Mr. Gold served as Chief Executive Officer of Biometrics Technology International Inc., a start-up company which he co-founded, that developed patented authentication and security technology to replace passwords using facial, voice, fingerprint and signature recognition to control access to valuable and confidential information. From July 2011 to June 2013, Mr. Gold served as Chief Executive Officer of Bonded Services, one of the leading providers of asset management services for the media and entertainment market. Mr. Gold has been a music and entertainment executive for the past 37 years, including serving as the Executive Vice President and Chief Financial Officer of Warner Music Group for nearly a decade. In addition to his responsibilities as Warner Music’s Chief Financial Officer, he extended his focus to strategic planning, mergers and acquisitions and joint ventures. Mr. Gold also managed Warner Music’s investment in Columbia House, a direct marketing joint venture with Sony Music, and was a member of the board of directors. Mr. Gold was also a partner at Ernst & Young for 12 years and led the firm’s media and entertainment practice where he was responsible for clients like Time Warner, PolyGram, Boston Ventures and Silver Screen Partners. Mr. Gold received his BBA in Business Administration from Baruch College and passed the Certified Public Accountant exam.

•        Board Membership Qualifications: Our board of directors has concluded that Mr. Gold is well-qualified to serve on our board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, his professional chief financial officer background and experience, including having been a music and entertainment executive for the past 37 years, including serving as the Executive Vice President and Chief Financial Officer of Warner Music Group for nearly a decade, extensive strategic planning, mergers and acquisitions and joint ventures experience, and deep familiarity with our Company. Mr. Gold is not a member of any committee and he is not expected to be appointed to any committees of the board of directors, in accordance with Nasdaq’s independent director requirements.

Board Meetings

Our board of directors acted solely by unanimous written consent during our fiscal year ended March 31, 2018. As of the date of this Proxy Statement, our board has met twice during the fiscal year ending March 31, 2019.During the fiscal year ending March 31, 2019, all incumbent directors attended both meetings of the board of directors and of board committees on which they served. We intend to adopt a formal policy on director attendance at annual meetings of stockholders, which will state that each director is strongly encouraged to attend such meetings, whether by phone or in person, unless attendance is precluded by health or other significant personal matters. We did not hold an annual meeting of our stockholders during the fiscal year ended March 31, 2018.

The board of directors has informally designated Mr. Foster to preside over executive sessions of the non-management directors.

Board Committees

The board of directors has three standing committees: the Audit Committee, the Nominating Committee and the Compensation Committee, each of which is described below. Each committee operates under a written charter adopted by the board of directors. All of the committee charters are publicly available in the Corporate Governance section of our investor relations/corporate governance website at http://ir.livexlive.com or may be obtained upon written request to our General Counsel at our principal executive offices.

Committee members are elected by our board of directors, upon the Nominating Committee’s recommendations, and serve until their successors are elected or their earlier resignation or removal.

The current composition of the board of directors committees is as follows:

Name	Audit Committee	Nominating Committee	Compensation Committee
Robert S. Ellin
Jay Krigsman	☒	☒	☒(Chair)
Craig Foster	☒(Chair)	☒	☒
Tim Spengler	☒	☒(Chair)	☒
Jerome N. Gold

Audit Committee

During 2018, the Audit Committee consisted of Messrs. Krigsman, Foster and Spengler. The board of directors has determined that all three of the current members of the Audit Committee are independent, pursuant to Rule 5605(a)(2) of Nasdaq and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our board of directors has also determined that each Audit Committee member is financially literate and that Mr. Foster qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. As our Audit Committee was formed in the second half of our 2018 fiscal year, it did not meet separately from the board. During our 2018 fiscal year, our board of directors acted solely by unanimous written consent. As of the date of this Proxy Statement, our Audit Committee has met twice.

As set forth in more detail in the Audit Committee Charter, the Audit Committee’s purpose is to assist the board of directors in its general oversight of the quality and integrity of our accounting, auditing and financial reporting and internal control practices. The specific responsibilities of the Audit Committee include:

•        appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;

•        discussing with our independent registered public accounting firm the independence of its members from its management;

•        reviewing with our independent registered public accounting firm the scope and results of their audit;

•        approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

•        overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;

•        reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls, and compliance with legal and regulatory requirements;

•        coordinating the oversight by our board of directors of our code of business conduct and our disclosure controls and procedures;

•        establishing procedures for the confidential and/or anonymous submission of concerns regarding accounting, internal controls or auditing matters; and

•        reviewing and approving related-person transactions.

For additional information concerning the Audit Committee, see “Report of the Audit Committee of the Board of Directors” included in this Proxy Statement.

Nominating Committee

The Nominating Committee currently consists of Messrs. Krigsman, Foster and Spengler. The board of directors has determined that all members of the Nominating Committee are independent pursuant to Rule 5605(a)(2) of Nasdaq. As our Nominating Committee was formed in the second half of our 2018 fiscal year, it did not meet separately from the board. During our 2018 fiscal year, our board of directors acted solely by unanimous written consent.

The specific responsibilities of the Nominating Committee include:

•        identifying, screening and recruiting qualified individuals to become board members;

•        proposing nominations for the board of directors and board committee membership;

•        assessing the composition of the board of directors and board committees;

•        overseeing the performance of the board of directors; and

•        complying with all other responsibilities and duties set forth in the Nominating Committee Charter.

Compensation Committee

The Compensation Committee currently consists of Messrs. Krigsman, Foster and Spengler. The board of directors has determined that all members of the Compensation Committee are independent pursuant to Rule 5605(a)(2) of Nasdaq. During 2017, the Compensation Committee met three times and acted by unanimous written consent three times. As our Compensation Committee was formed in the second half of our 2018 fiscal year, it did not meet separately from the board. During our 2018 fiscal year, our board of directors acted solely by unanimous written consent. As of the date of this Proxy Statement, our Compensation Committee has met once.

The specific responsibilities of the Compensation Committee include:

•        reviewing key employee compensation goals, policies, plans and programs;

•        reviewing and approving the compensation of our directors and executive officers;

•        reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and

•        appointing and overseeing any compensation consultants or advisors.

Compensation Committee meetings are attended by our Chief Executive Officer and/or Chief Financial Officer, from time to time, and other members of management, as requested by the committee.

DIRECTOR COMPENSATION

Today, only our independent board members have received compensation for their services as a director. Such compensation consisted of a grant of 25,000 stock options to each director, which options vest annually over a period of two years with one-half of the options vesting on the first anniversary date of the date of the grant and the remainder of the options vesting on the second anniversary date of the date of grant, provided that such director continues to serve as our director on each vesting date. At the direction of the Compensation Committee of our board of directors, we are currently undertaking a process to formerly review, on a periodic basis, our board of directors’ compensation, including but not limited to pay for (i) each of our non-employee directors in cash, (ii) each member of the Audit Committee, Compensation Committee and Nominating Committee additional annual cash amounts, and (iii) the Chairpersons of the Audit Committee, Compensation Committee and Nominating Committee additional cash amounts. This process includes retaining an expert compensation consulting firm to benchmark director compensation and provide recommendations around near and long term compensation for our board. We expect to conclude on this board of director compensation review beginning of our 2020 fiscal year. Currently, no additional per-meeting fees apply under the plan. Subject to such compensation review, we may also grant to each non-employee director shares of our common stock and/or stock options to purchase shares of our common stock (i) upon such non-employee director’s appointment to the board of directors (prorated for the period from the director’s appointment through the anticipated date of our next annual meeting of stockholders), and (ii) on an annual basis thereafter. We may also grant additional discretionary stock-based awards to our non-employee directors, and subject to our director compensation review and board’s approval, these directors may have the option of electing to receive their cash fees in the form of shares of our common stock. Only non-employee directors are currently eligible to receive compensation for their services as a director. Accordingly, Mr. Ellin, our Chief Executive Officer and Chairman, and Mr. Gold, our Chief Strategy Officer and Executive Vice President, did not receive any separate director compensation during the 2018 fiscal year.

2018 Director Compensation Table

The following table shows compensation paid to the members of our board of directors for the fiscal year ended March 31, 2018.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)(1)		Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Jay Krigsman	—	—	47,814	(2)	—	—	—	47,814
Craig Foster	—	—	47,814	(2)	—	—	—	47,814
Tim Spengler	—	—	47,814	(2)	—	—	—	47,814
Robert Ellin	—	—	—	(3)	—	—	—	—
Jerome N. Gold	—	—	—	(3)	—	—	—	—

____________

(1)      Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the amounts are discussed in Note 2 — Summary of Significant Accounting Policies — “Stock-Based Compensation” of our financial statements for the year ended March 31, 2018 included elsewhere in our 2018 Annual Report on Form 10-K.

(2)      On January 31, 2018, our board of directors approved a grant to each of our non-employee directors of 25,000 stock options, with an exercise price per share of $4.00 per share, in lieu of director fees for the fiscal year ended March 31, 2018. The options shall vest annually over a period of two years with one-half of the options vesting on January 31, 2019, and the remainder of the options vesting on January 31, 2020; provided that on each such vesting date, such person continues to serve as a director of our Company. The first tranche of the options shall become exercisable on July 31, 2019. The second tranche of the options shall become exercisable on January 31, 2020.

(3)      Employee directors do not receive any additional compensation for their services on our board of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS

The following table sets forth information regarding beneficial ownership of our capital stock by:

•        each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

•        each of our directors;

•        each of our Named Executive Officers (as defined below);

•        our other executive officers; and

•        all of our current executive officers and directors as a group.

The number of shares and percentages of beneficial ownership are based on 51,911,961 shares of our common stock outstanding as of October 1, 2018 (the Record Date).

The following table is based upon information supplied by to us by our officers, directors and certain principal stockholders. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock that the person has the right to acquire beneficial ownership within 60 days, including common stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable on or before November 29, 2018, which is within 60 days of the Record Date. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for each person or entity listed in the table is c/o LiveXLive Media, Inc., 9200 Sunset Boulevard, Suite #1201, West Hollywood, CA 90069.

Name and address of beneficial owner	Amount of Common Stock Beneficially Owned and Nature of Beneficial Ownership(1)	Percentage of Class
5% or greater stockholders
Robert S. Ellin and his affiliates(1)	17,465,357	32.5%
FMR LLC(2) 245 Summer Street, Boston, MA 02210	4,020,000	7.7%
Rho Ventures VI, L.P.(3) 152 W 57th Street, 23rd Floor, New York, NY 10019	3,602,939	6.9%
Marvin Ellin(4)	3,336,564	6.4%
Sandor Capital Master Fund(5) 2828 Routh St., Suite 500, Dallas, TX 75201	3,018,644	5.8%

Directors and Executive Officers
Robert S. Ellin(1)	17,465,357	32.5%
Michael Zemetra(6)	62,500	*
Jerome N. Gold(7)(9)	299,444	*
Douglas Schaer(8)(9)	166,667	*
Blake Indursky(10)	233,333	*
Schuyler Hoversten	166,667	*
Mike Bebel(11)	7,500	*
Craig Foster(12)	—	*
Jay Krigsman(12)(13)	930,246	1.8%
Tim Spengler(12)	66,667	*
All current directors and executive officers as a group (10 persons)(14)(15)	19,398,382	37.0%

____________

*        Represents beneficial ownership of less than one percent.

(1)      Includes (i) 6,887,420 shares of our common stock owned by Trinad Capital Master Fund Ltd. (“Trinad Capital”), as Mr. Ellin, the Managing Director and Portfolio Manager of Trinad Capital, is deemed to have sole voting and dispositive power over such shares, (ii) 716,216 shares of our common stock owned by Trinad Capital Management LLC (“Trinad LLC”), as Mr. Ellin, the Managing Member of Trinad LLC, is deemed to have sole voting and dispositive power over such shares; (iii) 6,814,210 shares of our common stock owned by JJAT Corp., an entity owned by Mr. Ellin, as Mr. Ellin is deemed to have sole voting and dispositive power over such shares; (iv) 1,213,209 shares of common stock owned by the Robert Ellin Profit Sharing Plan (the “Profit Sharing Plan”), as the Reporting Person, the trustee of the Profit Sharing Plan, is deemed to have sole voting and dispositive power over such shares; (v) approximately 1,550,166 shares of our common stock issuable upon conversion of the convertible notes held by Trinad Capital (assuming conversion as of October 1, 2018), which Trinad Capital has the right to convert as a result of the consummation of the Public Offering at a conversion price of $3.00 per share, and (vi) 222,222 stock options that would vest as of November 29, 2018 (as more fully discussed below). Accordingly, securities owned by these entities may be regarded as being beneficially owned by Mr. Ellin. Mr. Ellin disclaims beneficial ownership in the shares held by Trinad LLC, Trinad Capital and the Profit Sharing Plan. Does not include (x) 4,486,962 shares of our common stock held by a family trust and family foundation as to which Mr. Ellin does not exercise voting or dispositive power, and (y) certain options to purchase shares of our common stock granted to Mr. Ellin on September 7, 2017 pursuant to his employment agreement, of which 666,667 options vest in equal 1/12th increments every three months over the three-year period of his employment agreement and the remainder of 500,000 options vest according to certain conditions specified in his employment agreement, in each case subject to Mr. Ellin’s continued employment with us through the applicable vesting date. As of November 29, 2018, 222,222 of the 666,667 options would vest and accordingly are included in Mr. Ellin’s total beneficial ownership, and the other 500,000 options are not expected to vest as of such date.

(2)      The number of shares shown is as reported on FMR LLC’s Form 13F-HR filed for the period ended June 30, 2018. The other information is as reported on Schedule 13G filed with the SEC on January 10, 2018 by FMR LLC, Abigail P. Johnson and Fidelity Puritan Fund. Ms. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company, a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees.

(3)      As reported on Schedule 13G filed with the SEC on January 12, 2018 by Rho Ventures VI, L.P. (“RV VI”), Rho Ventures V, L.P. (“RV V”), Rho Ventures V Affiliates, L.L.C. (“RV V Affiliates”), RMV V, L.L.C. (“RMV V”), RMV VI, L.L.C. (“RMV VI”), Rho Capital Partners LLC (“RCP”), Joshua Ruch, Mark Leschly and Habib Kairouz. The amount reported does not include an additional 121,192 shares of our common stock that were issued to RV VI, RV V and RV V Affiliates and are held in escrow (and subject to forfeiture) pursuant to the Agreement and Plan of Merger between our Company and Slacker. RMV VI is the general partner of RV VI and RCP is the managing member of RMV VI. RMV V is the general partner of RV V and the managing member of RV V Affiliates, and RCP is the managing member of RMV V. As such, (i) RMV VI and RCP possess power to direct the voting and disposition of the shares owned by RV VI and may be deemed to have indirect beneficial ownership of the shares held by RV VI and (ii) RMV V and RCP possess power to direct the voting and disposition of the shares owned by RV V and RV V Affiliates and may be deemed to have indirect beneficial ownership of the shares held by RV V and RV V Affiliates. RMV VI, RMV V and RCP hold no shares of the Issuer directly. Messrs. Ruch, Kairouz and Leschly are managing members of RCP and as such, they possess power to direct the voting and disposition of the shares owned by RV VI, RV V and RV V Affiliates and may be deemed to have indirect beneficial ownership of the shares held by RV VI, RV V and RV V Affiliates. Messrs. Ruch, Kairouz and Leschly hold no shares of the Issuer directly.

(4)      As reported on Schedule 13G filed with the SEC on January 18, 2018 by Marvin Ellin, individually and as trustee of the Robert Ellin Family Trust (the “Family Trust”) and the Ellin Family Trust (“Trust”). The Family Trust beneficially owns 3,235,224 of the reported shares. The Trust beneficially owns 33,334 of the reported shares. Mr. Ellin directly beneficially owns 68,006 of the reported shares. Mr. Ellin, the trustee of the Family Trust and the Trust, holds voting and dispositive power over such shares. Accordingly, securities owned by the Family Trust and the Trust may be regarded as being beneficially owned by Mr. Ellin. Mr. Ellin disclaims beneficial ownership in the shares held by the Family Trust and the Trust, except for his pecuniary interest therein. Mr. Ellin is the father of Robert Ellin, the Company’s CEO, Chairman, director and principal stockholder.

(5)      As reported on Schedule 13G filed with the SEC on January 2, 2018 by John Lemak and Sandor Capital Master Fund. Mr. Lemak as the principal of Sandor Capital Master Fund, is believed to have sole voting and dispositive power over the reported shares.

(6)      Represents of 62,500 stock options that would vest as of November 29, 2018 out of a total of 250,000 stock options, which options vest in 1/8th increments every three months over the two-year period of Mr. Zemetra’s employment agreement, subject to Mr. Zemetra’s continued employment with us through the applicable vesting date. Such 250,000 stock options and an additional 250,000 restricted stock units were granted to Mr. Zemetra on April 13, 2018 pursuant to his employment agreement. 156,250 of the restricted stock units vest on June 30, 2019 (the “Initial Vesting Date”) and the remainder of 93,750 of the restricted stock units vest upon each of the first three quarterly anniversaries of the Initial Vesting Date with the last third vesting date being the two-year anniversary of the date of grant, subject to Mr. Zemetra’s continued employment with us through the applicable vesting date. As of November 29, 2018, none of such restricted stock units would vest.

(7)      Represents (i) 5,000 shares that Mr. Gold received pursuant to a prior consulting agreement with us and that are fully vested, (ii) 100,000 shares that were granted to Mr. Gold on April 12, 2017 pursuant to his original employment agreement, that vest monthly in equal increments over a period of two years from such date, subject to Mr. Gold’s continued employment by us on each such vesting date, of which 79,167 shares would vest as of November 29, 2018, (iii) 194,444 stock options that would vest as of November 29, 2018 (as more fully discussed below). Pursuant to his amended and restated employment agreement, as amended, Mr. Gold was granted (x) 333,333 stock options on September 1, 2017 that vest in 1/12th increments every three months over the three-year period of Mr. Gold’s employment agreement, (y) 333,333 stock options on December 14, 2017 that vest in 1/12th increments every three months over a period of three years, and (z) 250,000 restricted stock units on April 27, 2018, of which 50% vest on June 30, 2019 and the remaining 50% vest on June 30, 2020, in each case subject to Mr. Gold’s continued employment with us through the applicable vesting date. As of November 29, 2018, none of such restricted stock units would vest.

(8)      Includes 133,334 shares granted to Mr. Schaer on May 3, 2017 pursuant to his employment agreement, of which 50% vested on May 3, 2018 and the remainder vests monthly over the next 12 months, subject to Mr. Schaer’s continued employment by us on each such vesting date. As of November 29, 2018, 100,001 of such shares would vest. Excludes 250,000 stock options approved on January 31, 2018 by our board of directors to be granted to Mr. Schaer and granted to him effective as of such date. Such options vest annually in three equal increments over a period of three years from the effective date of the grant. As of November 29, 2018, none of such options would vest.

(9)      The stock options and/or restricted stock units, as applicable, beneficially owned by such person are subject to certain vesting schedules and other conditions specified in the respective employment agreement of such executive officer.

(10)    Excludes 250,000 stock options approved granted to Mr. Indursky on June 27, 2018 that vest annually in three equal increments over a period of three years from the date of the grant. As of November 29, 2018, none of such options would vest.

(11)    Excludes 350,000 stock options approved on January 31, 2018 by our board of directors to be granted to Mr. Bebel and granted to him effective as of such date. Such options vest annually in three equal increments over a period of three years from the effective date of the grant. As of November 29, 2018, none of such options would vest.

(12)    Does not include 25,000 stock options approved on January 31, 2018 by our board of directors to be granted to each non-employee director. Such options vest annually in two equal increments over a period of two years from the effective date of the grant. As of November 29, 2018, none of such options would vest.

(13)    Includes 838,225 shares of our common stock held by the Krigsman Family Trust, as Mr. Krigsman, a trustee of the trust, holds shared voting and dispositive power over such shares. Excludes certain shares that were formerly held in custodial accounts for the benefit of Mr. Krigsman’s daughters under the Uniform Transfers to Minors Act (“UTMA”) and for which Mr. Krigsman was the custodian. Mr. Krigsman no longer has control or voting or dispositive power over such shares as a result of the transfer from such UTMA accounts to Mr. Krigsman’s daughters’ individual accounts.

(14)    The shares of our common stock held by Trinad Capital, Trinad LLC, JJAT Corp. and the Profit Sharing Plan and the shares of our common stock issuable upon conversion of our convertible notes owned by Trinad Capital, which are deemed to be beneficially owned by Mr. Ellin, are counted only once in this total.

(15)    Does not include stock options granted to Mr. Ellin, Mr. Zemetra and Mr. Gold and restricted stock units granted to Mr. Zemetra and Mr. Gold that would not vest as of November 29, 2018 pursuant to the terms of their respective employment agreements, and stock options granted to Mr. Schaer, Mr. Bebel, and Mr. Indursky that would not vest as of November 29, 2018 pursuant to the terms of their respective employment agreements and/or stock option agreements.

Equity Compensation Plan Information

The following table reflects the number of shares of our common stock issuable upon the exercise of awards granted under our equity compensation plans approved and not approved by shareholders and the weighted average exercise price for such awards as of March 31, 2018. All numbers have been adjusted to give effect to the 1-for-3 reverse stock split as of October 17, 2017.

Name of Plan	Number of shares of common stock to be issued upon exercise of outstanding options, warrants and rights	Weighted - Average Exercise Price of Outstanding Options ($)	Number of shares remaining available for issuance under equity compensations plans (excluding the shares reflected in column(1)
Equity compensation plans approved by security holders(1)	3,901,668	$4.10	3,289,899
Equity compensation plans not approved by security holders	—	—	—
Total	3,901,668	4.10	3,289,899

____________

(1)      Represents securities issued under our 2016 Equity Incentive Plan (the “2016 Plan”).

On August 29, 2016, our board of directors approved and adopted and our shareholders approved the 2016 Plan. The 2016 Plan provides for the grant of incentive stock options, qualified stock options, restricted stock awards, restricted stock units, stock appreciation rights, and performance shares or units and cash awards. On September 20, 2018, our board of directors approved Amendment No. 1 to the 2016 Plan, subject to stockholder approval, to increase the number of shares of common stock authorized for issuance under the 2016 Plan by 5 million shares, and make a few additional changes which are not considered material. Awards may be granted under the 2016 Plan to our employees, officers, directors and consultants.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our common stock to file initial reports of ownership and changes in ownership of our common stock and other equity securities with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, and written representations from reporting persons that no Forms 5 were required to report delinquent filings, we believe that all filing requirements applicable to our officers, directors and 10% beneficial owners were complied with during the fiscal year ended March 31, 2018, except that Mr. Ellin’s Form 4 filed with the SEC on March 28, 2018, and Form 4 filed with the SEC on April 5, 2018, were inadvertently filed late.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions since April 1, 2017 to which we have been a party, in which the amount involved in the transaction exceeded $120,000 (which was less than 1% of the average of our total assets at year-end for our last two completed fiscal years), and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described in this Proxy Statement below under the section captioned “Executive Compensation.”

Management Agreement

On September 23, 2011, we entered into the Management Agreement with Trinad Capital Management LLC (“Trinad LLC”), the manager of Trinad Capital Master Fund Ltd. (“Trinad Capital”), which is one of our principal stockholders. Mr. Ellin, our Chairman (or Executive Chairman prior to September 1, 2017) and Chief Executive Officer (formerly with the title President) and a principal stockholder, is the Managing Member of Trinad LLC and the Managing Director and Portfolio Manager of Trinad Capital. Pursuant to the terms of the Management Agreement, Trinad LLC previously provided certain management services to us in consideration of (i) an aggregate cash fee of $2,080,000, which was payable in $90,000 increments in advance of each consecutive 3-month period during the initial term of the Management Agreement and with $1,000,000 due at the end of the initial 3-year term, of which $750,000 was paid in March 2017 and $250,000 was paid in April 2017, and (ii) an issuance of a warrant to purchase 750,000 shares of our common stock at an exercise price of $0.225 per share. In August 2016, the warrant was exercised in full on a cashless basis, resulting in the issuance of 716,216 shares of our common stock to Trinad LLC. The initial term of the Management Agreement has expired and Trinad LLC continued to provide services to us for a cash fee of $30,000 per month on a month-to-month basis pursuant to an unwritten arrangement until the completion of our Public Offering. From April 1, 2015 to March 31, 2017, we incurred $720,000 of fees under the unwritten arrangement, and we incurred $150,000 of fees under the unwritten arrangement from April 1, 2017 to August 31, 2017. On September 7, 2017, pursuant to Mr. Ellin’s employment agreement, we agreed to continue to pay to Trinad LLC a cash fee at the rate of $30,000 per month (or pro-rata thereof) until December 27, 2017, consistent with the terms of the Management Agreement, whether such agreement was terminated or not prior to the date that the Public Offering was completed. Trinad LLC does not currently provide any services to us for which it receives compensation from us, provided, that Trinad LLC may provide such services to our management in the future.

Amounts Due to Related Parties

Notes Issued to Related Parties and Related Warrants Exercise

As of March 31, 2018 and March 31, 2017, we had the following outstanding notes payable to Trinad Capital, a fund wholly owned by Mr. Ellin, our Chief Executive Officer, Chairman, director and principal stockholder, for both short- and long-term working capital requirements:

	March 31, 2018	March 31, 2017
First Senior Note	$—	$—
Second Senior Note	—	—
6% Unsecured Convertible Note	4,481,077	3,603,446
Total	$4,481,077	$3,603,446

First Senior Note — Trinad Capital Master Fund

On December 31, 2014, we entered into a senior convertible promissory note (the “First Senior Note”) with Trinad Capital allowing for advances up to a maximum loan amount of $1,000,000, plus interest at the rate of 6% per annum on the unpaid principal amount of outstanding advances.

At the time the First Senior Note was made, Trinad Capital advanced $700,000 to us and had accrued $70,151 in unpaid interest. Pursuant to the terms of the First Senior Note, all outstanding unpaid principal and accrued interest was originally due and payable on June 30, 2016 or such later date as Trinad Capital may agree to in writing unless, prior to such date, the First Senior Note has been repaid in full or Trinad Capital elects to convert all or any portion of the then-outstanding loan balance into shares of our common stock in connection with us consummating an equity financing in excess of $5,000,000 or greater as set forth in the terms of the First Senior Note. Subsequent to the making of the First Senior Note:

•        On January 27, 2015, we and Trinad Capital amended the First Senior Note, effective as of December 31, 2014, to: (1) extend the term of the First Senior Note to June 30, 2016 and (2) provide that the conversion price for conversion of the unpaid balance and interest outstanding in connection with an equity financing shall be the price per share equal to the average price per share paid by investors in such equity financing;

•        On February 5, 2015, we and Trinad Capital amended and restated the First Senior Note, effective as of December 31, 2014, to eliminate the convertibility feature of the note in its entirety; and

•        On April 21, 2016, the First Senior Note was further amended to extend its due date to June 30, 2017, or such later date as Trinad Capital may agree to in writing. For extending the maturity date of the First Senior Note to June 30, 2017, we issued to Trinad Capital warrants to purchase 381,662 shares of our common stock, with an exercise price of $0.015 per share and expiration date of April 21, 2020. During the fiscal year ended March 31, 2017, these warrants were fully exercised.

On February 21, 2017, the First Senior Note and accrued interest totaling $1,197,897 were converted into a 6% convertible unsecured convertible note discussed below. As of March 31, 2018 and 2017, $0 of principal was outstanding under the First Senior Note. Accrued interest of $0 is reflected on our consolidated balance sheet as accrued interest payable, related party as of March 31, 2018 and 2017.

Second Senior Note — Trinad Capital Master Fund

On April 8, 2015, we entered into a second senior promissory note (the “Second Senior Note”) with Trinad Capital in the amount of $195,500. The Second Senior Note bears interest at the rate of 8% per annum and all outstanding unpaid principal and accrued interest was originally due and payable on June 30, 2016 or such later date as Trinad Capital may agree to in writing, unless prior to such date the Second Senior Note had been repaid in full. During the year ended March 31, 2016, Trinad Capital made advances to us totaling $1,784,000. Subsequent to the making of the Second Senior Note:

•        On July 10, 2015, the Second Senior Note was amended and restated to increase the principal amount from $195,500 to the lesser of (i) $1,000,000 (the “Maximum Advance Amount”) and (ii) the aggregate unpaid principal amount of the advances;

•        On November 23, 2015, the Second Senior Note was amended to increase the Maximum Advance Amount to $2,000,000; and

•        On April 26, 2016, the Second Senior Note was amended to increase the Maximum Advance Amount to $3,000,000 and to extend the maturity date to June 30, 2017 or such later date as Trinad Capital may agree to in writing. For extending the due date of the Second Senior Note to June 30, 2017, we issued to Trinad Capital warrants to purchase 735,923 shares of its common stock, with an exercise price of $0.015 per share and expiration date of April 21, 2020. During the fiscal year ended March 31, 2017, these warrants were fully exercised.

The amount due to Trinad Capital under the Second Senior Note was $1,784,000 at March 31, 2016. During the year ended March 31, 2017, Trinad Capital made additional advances to the Company under the Second Senior Note totaling $820,100. The Company also made repayments of the Second Senior Note totaling $450,000 during year ended March 31, 2017. On February 21, 2017, the Second Senior Note and accrued interest totaling $2,383,180 were converted in a 6% unsecured convertible note discussed below. As of March 31, 2018 and 2017, $0 of principal was outstanding under the Second Senior Note. Accrued interest of $0 is reflected on our consolidated balance sheet as accrued interest payable, related party as of March 31, 2018 and 2017.

6% Unsecured Convertible Notes — Trinad Capital Master Fund

On February 21, 2017, we issued a 6% unsecured convertible note payable to Trinad Capital to convert aggregate principal and interest of $3,581,077 under the First and Second Senior Notes with Trinad Capital. This convertible note is due on May 31, 2019. Before its maturity, the noteholder shall in its sole discretion have the option to convert all outstanding principal and interest into shares of the Company’s common stock at a conversion price per share based upon our then current valuation, as determined by our board of directors. Additionally, if the Company raises a minimum of $5,000,000 (excluding the amount converting pursuant to the note) of aggregate gross proceeds from an equity financing in one or more closings prior to the maturity date, the noteholder will have the right to convert all outstanding note principal and interest into the same equity securities issued in such equity financing at 75% of the issuance price of the securities issued in such financing. In addition, Trinad Capital received 596,846 warrants to purchase shares of the Company’s common stock at an exercise price of $0.03 per share. The warrants were exercised on February 28, 2017. On December 27, 2017, we completed the Public Offering and the conversion price for all notes issued to Trinad Capital became fixed at $3.00 per share.

On October 27, 2017, we issued 6% unsecured convertible notes payable to Trinad Capital for a total principal amount of $650,000. These notes were due September 30, 2018. Before their maturity, the noteholder in its sole discretion has the option to convert all outstanding principal and interest into our common stock at a conversion price per share based upon our current valuation, as determined by the board of directors. If we raise a minimum of $5,000,000 (excluding the amount converting pursuant to the note) of aggregate gross proceeds from an equity financing in one or more closings prior to the maturity date, the noteholder will have the right to convert all outstanding note principal and interest into the same equity securities issued in such equity financing at 75% of the issuance price of the securities issued in such financing. In addition, the noteholder received 325,000 warrants to purchase shares of our common stock at an exercise price of $0.01 per share. The warrants were exercised as of November 16, 2017. On December 27, 2017, we completed the Public Offering and the conversion price for all notes issued to Trinad Capital became fixed at $3.00 per share.

On December 5, 2017 and December 7, 2017, we issued 6% unsecured convertible notes payable to Trinad Capital for a total principal amount of $200,000. These notes will be due May 31, 2019. Before their maturity, the noteholder in its sole discretion has the option to convert all outstanding principal and interest into our common stock at a conversion price per share based upon our current valuation, as determined by the board of directors. If we raise a minimum of $5,000,000 (excluding the amount converting pursuant to the note) of aggregate gross proceeds from an equity financing in one or more closings prior to the maturity date, the noteholder will have the right to convert all outstanding note principal and interest into the same equity securities issued in such equity financing at 75% of the issuance price of the securities issued in such financing. In addition, the noteholder received 100,000 warrants to purchase shares of our common stock at an exercise price of $0.01 per share. The warrants were exercised as of December 13, 2017. On December 27, 2017, we completed the Public Offering and the conversion price for all notes issued to Trinad Capital became fixed at $3.00 per share.

On March 30, 2018, we entered into an Amendment of Notes Agreement with Trinad Capital pursuant to which the maturity dates of all of our 6% notes issued to Trinad Capital were extended to May 31, 2019. In consideration of the maturity date extension, the interest rate payable under the notes was increased from 6.0% to 7.5% beginning on April 1, 2018, and the immediate payment of $0.3 million, representing the aggregate amount of accrued interest due under the notes issued to Trinad Capital as of March 31, 2018.

In addition, we had the following outstanding notes payable to other related parties:

Convertible Note — Marvin Ellin — On January 4, 2017, we issued a 6% unsecured convertible note payable to Marvin Ellin, the father of Robert Ellin, our Chairman (formerly with the title Executive Chairman), Chief Executive Officer (formerly with the title President), director and principal stockholder, in the principal amount of $50,000. This note was due on September 13, 2018. If we raised a minimum of $5,000,000 (excluding the amount converting pursuant to the note) of aggregate gross proceeds from an equity financing in one or more closings prior to the maturity date, the noteholder had the right to convert all outstanding note principal and interest into the same equity securities issued in such equity financing at 75% of the issuance price of the securities issued in such financing. The noteholder had in his sole discretion the option to convert all outstanding principal and interest into shares of our common stock at a conversion price per share based upon our then current valuation, as determined by our board of directors, before the maturity date. In addition, the noteholder received 8,333 warrants to purchase shares of our common stock at an exercise price of $0.03 per share. On December 27, 2017, we completed the Public Offering and the conversion price became fixed at $3.00 per share. On March 12, 2018, the noteholder converted the note in full and received 17,850 shares and 3,570 three-year warrants, with an exercise price of $4.00 per share.

Convertible Note — Marvin Ellin — On June 29, 2017, we issued a 6% unsecured convertible note payable to Marvin Ellin in the principal amount of $50,000. This note was due on June 28, 2018. If we raised a minimum of $5,000,000 (excluding the amount converting pursuant to the note) of aggregate gross proceeds from an equity financing in one or more closings prior to the maturity date, the noteholder had the right to convert all outstanding note principal and interest into the same equity securities issued in such equity financing at 75% of the issuance price of the securities issued in such financing. The noteholder had in his sole discretion the option to convert all outstanding principal and interest into our common stock at a conversion price per share based upon our then current valuation, as determined by our board of directors, before the maturity date. In addition, the noteholder received 8,333 warrants to purchase shares of our common stock at an exercise price of $0.03 per share. On December 27, 2017, we completed the Public Offering and the conversion price became fixed at $3.00 per share. On March 12, 2018, the noteholder converted the note in full and received 17,368 shares and 3,474 three-year warrants, with an exercise price of $4.00 per share.

Employment Arrangements

The relationships and related party transactions described herein are in addition to any employment arrangements with our executive officers and directors, which are described in this Proxy Statement below under “Executive Compensation — Named Executive Officer Employment Agreements.”

Recent Employment Agreements and Amendments

Employment Agreement with Michael Zemetra (Chief Financial Officer) — In April 2018, we entered into an employment agreement with Mr. Zemetra for a term of two years at an annual salary of $275,000. Mr. Zemetra is also eligible to earn an annual fiscal year cash performance bonus for each whole or partial fiscal year of his employment period with the Company in accordance with the Company’s annual bonus plan applicable to the Company’s senior executive. Mr. Zemetra’s “target” performance bonus shall be 100% of his average annualized base salary during the fiscal year for which the performance bonus is earned. Mr. Zemetra was also granted options to purchase 250,000 shares of the Company’s common stock at a price of $3.83 per share (the “Options”) and 250,000 restricted stock units (the “Zemetra RSUs”). The Options and the Zemetra RSUs were granted pursuant to the Company’s 2016 Equity Incentive Plan (the “2016 Plan”). The Options shall have a term of 10 years from the date of grant. 1/8th of the Options shall vest every three months following the Effective Date during the Term, provided, that on each such vesting date Mr. Zemetra is employed by the Company and subject to the other provisions of his Employment Agreement. 156,250 of the Zemetra RSUs (the “First RSUs Tranche”) shall vest on June 30, 2019 (the “Initial Vesting Date”) and the remainder of 93,750 of the Zemetra RSUs (the “Second RSUs Tranche”) shall vest upon each of the first three quarterly anniversaries of the Initial Vesting Date with the last third vesting date being the two-year anniversary of the Effective Date (each, a “Subsequent Vesting Date”, subject to Mr. Zemetra’s continued employment with the Company through the applicable vesting date. Each vested Zemetra RSU shall be settled by delivery to Mr. Zemetra of one share of the Company’s common stock on the first to occur of: (i) the date of a Change of Control, (ii) the date that is ten business days following the expiration of the Lock-up Period (as defined below), (iii) the date of Mr. Zemetra’s death, provided such event occurs after the expiration of the Lock-up Period, and (iv) the date of Mr. Zemetra’s Disability (as defined in the Employment Agreement), provided such event occurs after the expiration of the Lock-up Period (in any case, the “Settlement Date”). In the event of a “Change of Control” (as defined in Mr. Zemetra’s Employment Agreement) any unvested portion of the Options and the Zemetra RSUs shall vest immediately prior to such event. Each Zemetra RSU grant will be evidenced by an award agreement that shall specify such other terms and conditions as the Board, in its sole discretion, will determine in accordance with the terms and conditions of the 2016 Plan, including all terms, conditions and restrictions related to the grant and the form of payout, which, subject to the 2016 Plan, may be left to the discretion of the Board. “Lock-up Period” means (i) with respect to the First RSUs Tranche, the period ending on June 30, 2019, and (ii) with respect to the Second RSUs Tranche, the period ending on the earlier of: (x) one year after the Subsequent Vesting Date applicable to the Second RSUs Tranche, or (y) the second anniversary of the Effective Date. During the Lock-up Period, Mr. Zemetra agreed not to dispose or transfer any shares of the Company’s common stock underlying the Options and Zemetra RSUs, if any, subject to certain standard exceptions.

If Mr. Zemetra’s employment is terminated by the Company without “Cause” or by Mr. Zemetra for “Good Reason” (each as defined in the Employment Agreement, subject to the Company’s right to cure), he will be entitled to termination benefits, pursuant to which (i) the Company will be obligated to pay Mr. Zemetra certain accrued obligations, any unpaid Prior Year Bonus and any Pro Rata Bonus (each as defined in the Employment Agreement); and (ii) if such termination occurs after the first six months from the Effective Date, (x) the Company will be obligated to continue to pay Mr. Zemetra his base salary and Pro Rata Bonus for a period from the termination date through the lesser of 6 months or the period through and inclusive of the last day of the Term, (y) 50% of the unvested Options and other equity awards (other than RSUs) shall automatically accelerate and become vested and exercisable for a period of 6 months from the termination date or the date the award first becomes vested and exercisable, but in all events no later than the applicable term for each such award; and (z) (A) 1/8th of the RSUs shall automatically vest upon each quarterly anniversary of the Effective Date occurring during the period from the Effective Date through the termination date, and (B) 50% of the remaining unvested RSUs shall automatically and immediately become vested, as of the termination date, and such vested RSUs shall be settled as set forth in the Employment Agreement, and all restrictions on such equity awards shall automatically and immediately lapse. The Employment Agreement contains covenants for the benefit of the Company relating to non-interference with the Company’s business after termination of employment and protection of the Company’s confidential information, certain customary representations and warranties and standard Company indemnification obligations.

Employment Agreement with Jerome N. Gold (Chief Strategy Officer and EVP) — In April 2018, we entered into Amendment No. 2 to the amended and restated employment agreement with Mr. Gold, as amended. Pursuant to the amendment, (i) Mr. Gold continued to receive an annual salary of $300,000 from December 27, 2017 until April 30, 2018, and from and after May 1, 2018, shall receive an annual salary of $180,000, and (ii) Mr. Gold was granted 250,000 restricted stock units (the “Gold RSUs”). The Gold RSUs were granted pursuant to the 2016 Plan. 50% of the Gold RSUs shall vest on June 30, 2019 and the remaining 50% of the RSUs shall vest on June 30, 2020, subject to Mr. Gold’s continued employment with our Company through the applicable vesting date; provided, that in the event of a “Change of Control” (as defined in the amendment) any unvested portion of the RSUs shall vest immediately prior to such event. Each vested Gold RSU shall be settled by delivery to Mr. Gold of one share of our common stock on the first to occur of: (i) the date of a Change of Control, (ii) the date that is ten business days after June 30, 2019 (the period until June 30, 2019, the “Lock-up Period”), (iii) the date of Mr. Gold’s death, provided such event occurs after the expiration of the Lock-up Period, and (iv) the date of Mr. Gold’s Disability (as defined in his Employment Agreement), provided such event occurs after the expiration of the Lock-up Period. In the event of a “Change of Control” any unvested portion of Gold RSUs shall vest immediately prior to such event. Each Gold RSU grant will be evidenced by an award agreement that shall specify such other terms and conditions as the Board, in its sole discretion, will determine in accordance with the terms and conditions of the 2016 Plan, including all terms, conditions and restrictions related to the grant and the form of payout, which, subject to the 2016 Plan, may be left to the discretion of the Board.

Policies and Procedures for Transactions with Related Persons

We are in the process of adopting a written Related-Person Transactions Policy that will set forth our policies and procedures regarding the identification, review, consideration and oversight of “related-person transactions.” Our Audit Committee is charged with the responsibility of reviewing, approving and overseeing all related-person transactions, as defined in the SEC regulations. This responsibility will be set forth, in part, in our Related-Person Transactions Policy and is set forth in the Audit Committee Charter.

Generally, the policy will cover any transaction in which we were or will be a participant, the amount involved exceeds $120,000 and any “related person” had, or will have, a direct or indirect material interest in the transaction. “Related person” includes, generally, any of our Company’s (i) directors or executive officers, (ii) nominees for director, (iii) stockholders who beneficially own more than 5% of any class of our voting securities and (iv) family members of any of the persons set forth in (i) through (iii) above.

PROPOSAL NO. 2 — ADVISORY VOTE ON THE COMPANY’S EXECUTIVE COMPENSATION

In accordance with SEC rules, we are providing our stockholders the opportunity to vote at this Annual Meeting to approve the compensation paid to our Named Executive Officers, as disclosed in this Proxy Statement pursuant to the SEC’s rules. The stockholder vote on executive compensation is an advisory vote only, and it is not binding on the company or our board of directors.

Although the vote is nonbinding, our Compensation Committee and the board of directors value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders an opportunity to endorse or not endorse our executive officer pay program and policies through the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to LiveXLive Media, Inc.’s Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2018 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the 2018 Summary Compensation Table and the other related tables and disclosure.”

We encourage our stockholders to read the “Executive Compensation” section in this Proxy Statement beginning on page 40, including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our Named Executive Officers in fiscal year 2018. The compensation of our Named Executive Officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment. The Compensation Committee and our board of directors believe that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our Named Executive Officers to dedicate themselves fully to value creation for our shareholders.

Vote Required

The advisory resolution on the Company’s executive compensation described in this Proposal No. 2 will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. For purposes of this vote, abstentions and broker non-votes will have no effect on the outcome of this proposal. The results of this vote are not binding on our board of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
THE ADVISORY RESOLUTION APPROVING THE COMPENSATION PAID TO THE
COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 3 — ADVISORY VOTE ON THE FREQUENCY OF STOCKHOLDER ADVISORY
VOTE ON THE COMPANY’S EXECUTIVE COMPENSATION

Pursuant to SEC rules, our stockholders are entitled to vote at the 2018 Annual Meeting regarding whether advisory votes to approve the compensation of our Named Executive Officers, as required by Section 14A(a)(2) of the Exchange Act (and as described in Proposal No. 2 of this Proxy Statement), should occur every one, two or three years. Pursuant to SEC rules, the stockholder vote on the frequency of the advisory vote to approve executive compensation must occur at least once every six years and is not binding on the company or the board of directors.

Although the vote is nonbinding, our board of directors values the opinions of our stockholders and will consider the outcome of the vote when determining the frequency of the stockholder advisory vote on executive compensation.

After careful consideration of similarly situations public companies, feedback received from stockholders and other relevant factors, our board of directors believes that a frequency of every three years for the advisory vote on executive compensation is the optimal interval for conducting and responding to a “say-on-pay” vote and is the best approach for our Company and our stockholders. The board of directors believes that the most relevant factors are the following:

•        as our executive compensation program is designed to support long-term value creation and to incentivize and reward performance over a multi-year period, a triennial vote will allow our stockholders to better judge the program in relation to our long-term performance;

•        a triennial vote will provide our Company with the time to thoughtfully consider the results of the “say-on-pay” vote and to conduct a meaningful and detailed review of our pay practices in response thereto; and

•        our compensation programs generally are not expected to change significantly from year to year, as we seek consistency in such programs from one year to the next.

Stockholders who have concerns about executive compensation during the interval between “say-on-pay” votes are welcome to bring their specific concerns to the attention of our board of directors. Please refer to “Stockholder Communications” in this Proxy Statement for information about communicating with our board.

As noted above, we carefully review changes to our program to maintain the consistency and credibility of the program which is important in motivating and retaining our employees. Our employees are integral to establishing and maintaining the artist and other relationships within the music and festival industry that are vital to our success. We therefore believe that a triennial vote is an appropriate frequency to provide our people and Compensation Committee sufficient time to thoughtfully consider and to implement any appropriate changes to our executive compensation program, in light of the timing that would be required to implement any decisions related to such changes.

Vote Required

The advisory vote regarding the frequency of the stockholder advisory vote on executive compensation described in this Proposal No. 3 shall be determined by a plurality of the votes cast. The alternative receiving the most votes in its favor will be the one that is adopted as the nonbinding recommendation of our stockholders. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO HOLD
THE ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY THREE YEARS.

PROPOSAL NO. 4 — TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK OF THE COMPANY UPON REDEMPTION OR CONVERSION OF THE SENIOR SECURED CONVERTIBLE DEBENTURES ISSUED TO THE PURCHASERS ON JUNE 29, 2018, TO THE EXTENT REQUIRED BY NASDAQ LISTING RULE 5635(D)

On June 29, 2018 (the “Closing Date”), pursuant to the previously announced Securities Purchase Agreement (the “SPA”) with JGB Partners, LP, JGB Capital, LP and JGB (Cayman) Finlaggan Ltd. (each, a “Purchaser” and collectively, the “Purchasers”) we sold, in a private placement transaction (the “Financing”), for an aggregate cash purchase price of $10 million, $10.64 million in aggregate principal amount, of our 12.75% Original Issue Discount Senior Secured Convertible Debentures due June 29, 2021 (the “Debentures”).

The Debentures mature on June 29, 2021, accrue interest at 12.75% per year and are convertible into shares of our common stock at a conversion price of $10.00 per share at the holder’s option, subject to certain customary adjustments such as stock splits, stock dividends and stock combinations (the “Conversion Price”). Commencing with the calendar month of December 2018 (subject to the following sentence), the holders of the Debentures will have the right, at their option, to require us to redeem an aggregate of up to $170,000 of the outstanding principal amount of the Debentures per month. For the month of December 2018, the holders may not submit a redemption notice for such a redemption prior to December 28, 2018. We will be required to promptly, but in any event no more than two trading days after a holder delivers a redemption notice to us, pay the applicable redemption amount in cash or, at our election and subject to certain conditions, in shares of our common stock. At our election and subject to certain limitations, we may also pay interest in shares of our common stock. If we elect to pay the redemption amount or interest in shares of our common stock, then, subject to the next sentence, the shares will be delivered based on a price (the “Stock Payment Price”) equal to the lesser of (a) a 10% discount to the average of the three lowest daily volume weighted average prices of our common stock over the prior 20 trading days, or (b) the Conversion Price, subject to a certain minimum price per share and if certain conditions are met. We will not have the right to, and will not, make any redemption or interest payment in shares of our common stock unless and until we have obtained the requisite consent of our stockholders under the rules of Nasdaq or if the issuance of shares as a result of such election would reduce the number of shares that we are permitted to issue under Nasdaq listing standards upon the conversion in full of the Debentures.

To the extent the outstanding principal amount of the Debentures plus interest becomes convertible into shares of our common stock, the number of shares of our common stock issuable may exceed 20% of the number of shares of our common stock outstanding before the issuance of the Debentures.

As more fully described below, because our common stock is listed on The Nasdaq Capital Market, we are subject to Nasdaq’s rules and regulations. In certain circumstances, if we issue shares of our common stock or securities convertible into shares of our common stock, that has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for shares of our common stock, or the number of shares of our common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of such securities, we are required to obtain stockholder approval. Accordingly, this Proposal No. 4 is being submitted to our stockholders at the Annual Meeting to obtain such stockholder approval.

Nasdaq Listing Rule 5635(d)

Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by the company of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or the sale, issuance or potential issuance by the company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. The Debentures have an initial conversion price of $10.00 per share, which was greater than the market value of our common stock as of June 28, 2018, the day before we entered into the SPA. However, pursuant to the SPA, we agreed to seek stockholder approval in accordance with Nasdaq Listing Rule 5635(d) of the issuance of our common stock at a conversion price per share at any conversion price below $10.00 which may result as a result of our election to pay the required redemption of the Debentures, and/or accrued interest thereunder, in shares of our common stock below such initial conversion price (“Stock Payment Price”), provided that the Stock Payment Price will in no event be less than $2.00 per share (proportionately adjusted for any stock split, stock dividend, stock combination or other similar transaction). The Stock Payment Price could be lower than the market value of our common stock on June 28, 2018 and the conversion of the Debentures at the Stock Payment Price or at any other conversion price below the market value of our common stock on June 28, 2018 resulting from the share payment terms of the Debentures could result in the issuance of 20% or more of shares of our common stock outstanding on June 28, 2018. Without stockholder approval, we will not have the right to, and will not, make any redemption or interest payments under the Debentures in shares of our common stock.

If our stockholders approve this Proposal No. 4, this will enable us to have the right to make any redemption and/or interest payments under the Debentures in shares of our common stock, subject to the satisfaction of applicable Equity Conditions (as defined in the Debentures). If we do not obtain such stockholder approval of this Proposal No. 4, we will be forced to use our cash resources to make any required redemption and interest payments under the Debentures. The requirement for us to use our cash resources could materially and adversely affect our available operating capital. If we are unable to access other sources of capital on acceptable terms, our available operating capital may be materially reduced, which could materially and adversely affect our results of operations, business operations and/or financial condition. Any negative impact on our results of operations, business operations and/or financial condition due to us having reduced operating capital could negatively affect the market value of shares of our common stock.

Effect of Approval of this Proposal No. 4 on Our Stockholders

Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent on our ability to maximize capital raising opportunities. If this Proposal No. 4 is approved by our stockholders, we will be able to save significant working capital by having the option of making the required redemption and/or interest payments under the Debentures in shares of our common stock, thereby strengthening our balance sheet and preserving capital for potential future business opportunities. If we do not obtain stockholder approval of this Proposal No. 4, we will be forced to use our cash resources to make any required redemption and interest payments under the Debentures. The requirement for us to use our cash resources could materially and adversely affect our available operating capital.

Notwithstanding what we believe to be benefits that outweigh risks, there are certain risks involved with approval of this Proposal No. 4. Assuming we made the redemption of all of the principal outstanding under the Debentures on June 29, 2021, the maturity date, and accrual of all interest outstanding from December 2018 through such date (as we are required to pay interest in cash from the issuance date through November 2018), and assuming no redemption of the Debentures prior to such date, in shares of our common stock at the Conversion Price of $10, subject to the satisfaction of the Equity Conditions (as defined in the Debentures), we would be required to issue 1,413,701 shares of common stock to the Purchasers. If our stockholders approve this Proposal No. 4, assuming we made the redemption of all of the principal outstanding under the Debentures on June 29, 2021, the maturity date, and all accrued interest outstanding from December 2018 through such date, and assuming no redemption of the Debentures prior to such date, at the minimum allowed Stock Payment Price of $2.00, subject to the satisfaction of the Equity Conditions (as defined in the Debentures), we would be required to issue 7,068,507 shares of our common stock to the Purchasers. This number of shares may increase significantly if an event of default occurs under the Debentures, and assuming we made the redemption of all of the principal and interest outstanding (from December 2018 through the maturity date) under the Debentures at the minimum allowed Stock Payment Price on June 29, 2021, the maturity date, assuming further interest accrual at a higher rate in connection with the continuance an event of default from the date of issuance of the Debentures to the maturity date, we would be required to issue an additional 411,413 shares of our common stock to the Purchasers. This redemption of all of the principal and interest outstanding under the Debentures, together with additional issuances of common stock that could be made pursuant to the Debentures as a result of an increase in the interest rate of the Debentures in connection with an event of default, may cause significant dilution to our stockholders’ ownership, voting power and right to participate in dividends or other payments from future earnings, if any, and may cause a decline in the market price of our common stock.

In addition to the foregoing, the increase in the number of shares of our common stock issued in connection with the redemption of the Debentures may have an incidental anti-takeover effect in that the additional shares of common stock issued could dilute the stock ownership of parties seeking to obtain control of our Company. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions. However, we currently know of no specific effort to accumulate our securities or to gain control of our Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

Description of the Financing

The following does not purport to be a complete description of the SPA, the Debentures, the Subsidiary Guarantee and the Security Agreement described in this Proxy Statement and each is qualified in its entirety by reference to the full text of such document, all of which are attached as exhibits to our Current Report on Form 8-K that we filed with the SEC on July 3, 2018.

The Debentures

On the Closing Date, pursuant to the SPA with the Purchasers, we completed the Financing for an aggregate cash purchase price of $10 million, $10.64 million in aggregate principal amount, of our Debentures. The Debentures mature on June 29, 2021.

Payment of Interest

The Debentures accrue interest at 12.75% per year. Interest is payable monthly in arrears as of the last trading day of each calendar month (beginning with the calendar month of July 2018) and on the maturity date, in cash or, at our election in shares of our common stock valued at the Stock Payment Price on the applicable interest payment Date, or a combination thereof, subject to our stockholders approval of this Proposal No. 4 and assuming all of the Equity Conditions have been met. In the event of default, interest under the Debentures shall automatically increase to 15.75%.

Conversion of the Debentures

The Debentures are convertible into shares of our common stock at a conversion price of $10.00 per share at the holder’s option, subject to certain customary adjustments such as stock splits, stock dividends and stock combinations.

Beneficial Ownership Limitations on Conversion and Issuance

The Debentures may not be converted and shares of our common stock may not be issued under the Debentures if, after giving effect to the conversion or issuance, the Purchasers together with their affiliates would beneficially own in excess of 4.9% of our outstanding shares of common stock. At the Purchasers option, the ownership limitation blocker may be decreased or raised to any other percentage, not in excess of 9.9%, as elected by the Buyer, except that any raise will only be effective upon 61-days’ prior notice to us.

Redemption of the Debentures

Commencing with the calendar month of December 2018 (subject to the following sentence), the holders of the Debentures will have the right, at their option, to require us to redeem an aggregate of up to $170,000 of the outstanding principal amount of the Debentures per month. For the month of December 2018, the holders may not submit a redemption notice for such a redemption prior to December 28, 2018. We will be required to promptly, but in any event no more than two trading days after a holder delivers a redemption notice to us, pay the applicable redemption amount in cash or, at our election and subject to certain conditions, in shares of our common stock. At our election and subject to certain limitations, we may also pay interest in shares of our common stock. If we elect to pay the redemption amount or interest in shares of our common stock, then, subject to the next sentence, the shares will be delivered based on the Stock Payment Price equal to the lesser of (a) a 10% discount to the average of the three lowest daily volume weighted average prices of our common stock over the prior 20 trading days, or (b) the Conversion Price, subject to a minimum price of $2.00 per share and if certain conditions are met. We will not have the right to, and will not, make any redemption or interest payment in shares of our common stock unless and until we have obtained the requisite consent of our stockholders under the rules of Nasdaq or if the issuance of shares as a result of such election would reduce the number of shares that we are permitted to issue under Nasdaq listing standards upon the conversion in full of the Debentures.

Prepayment of the Debentures

Subject to the satisfaction of certain conditions, at any time after June 28, 2019, we may elect to prepay all, but not less than all, of the Debentures for a prepayment amount equal to the outstanding principal balance of the Debentures plus all accrued and unpaid interest thereon, together with a prepayment premium equal to the following: (a) if the Debentures are prepaid after June 29, 2019, but on or prior to December 29, 2019, 10% of the entire outstanding principal balance of the Debentures; (b) if the Debentures are prepaid on or after December 30, 2019, but on or prior to June 29, 2020, 8% of the entire outstanding principal balance of the Debentures; and (c) if the Debentures are prepaid on or after June29, 2020, but prior to the maturity date of the Debentures, 6% of the entire outstanding principal balance of the Debentures. Subject to the satisfaction of certain conditions, we may elect to prepay all, but not less than all, of the Debentures in connection with a change of control transaction (as defined in the Debentures) for a prepayment amount equal to the outstanding principal balance of the Debentures plus (i) if the Debentures are prepaid on or after their original issue date, but on or prior to June 29, 2019, all remaining regularly scheduled interest to be paid on the Debentures from the date of such payment of the Debentures to, but excluding, June 29, 2019, plus 10% of the entire outstanding principal balance of the Debentures; and (ii) if the Debentures are prepaid after June 29, 2019, for the prepayment amounts described above.

Events of Default

Our obligations under the Debentures can be accelerated upon the occurrence of certain customary events of default. In the event of default and acceleration of our obligations, we would be required to pay the applicable prepayment amount described above. The events of default include but are not limited to: (i) a suspension from trading or a failure to maintain the listing of our common stock for a period of 5 consecutive trading days; (ii) after a conversion by an Investor, our failure to deliver shares of our common stock on the applicable delivery date; (iii) we or any Significant Subsidiary (as defined in the SPA) shall be subject to a Bankruptcy Event (as defined in the SPA); (iv) breaches of covenants; (v) bankruptcy or insolvency; and (vi) the failure to pay indebtedness or interest payments when due.

Guarantors and the Security Agreement

Our subsidiaries, Slacker, Inc., LiveXLive, Corp. and LXL Studios, Inc. (collectively, the “Guarantors”), provided a Subsidiary Guarantee to the Purchasers pursuant to which they (i) guaranteed the punctual payment of all obligations under the Debentures, including all interest and other amounts that may become due under the SPA and the Debentures, and all fees, interest, premiums, penalties, causes of actions, costs, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any of the financing documents entered into with the Purchasers in connection with the SPA, and (ii) agreed to pay any and all costs and expenses (including counsel fees and expenses) incurred by any Purchaser in enforcing any rights under the Subsidiary Guarantee or such other financing document.

Our obligations under the Debentures and the Guarantors’ obligations under the Subsidiary Guarantee are secured under a Security Agreement by a lien on all of our and the Guarantors’ assets, subject to certain exceptions.

Use of Proceeds

The net proceeds received from the Financing will be used for working capital and general corporate purposes. We retain broad discretion over the use of such proceeds. Pending the application of the net proceeds, we may invest the proceeds in marketable securities and short-term investments.

Financing Fees

At the closing of the Financing, we reimbursed the Purchasers for their reasonable and documented legal fees and out-of-pocket expenses in the amount of $394,149. JMP Securities LLC, the underwriter of our public offering completed in December 2017, received a tail payment pursuant to its engagement agreement on the investment made by the Purchasers equal to 6% of the gross cash proceeds actually received by us pursuant to the Debentures (or approximately $640,000).

Vote Required

The affirmative vote of a majority of all of the votes present or represented and entitled to vote at the Annual Meeting is required to approve this Proposal No. 4. For clarity, pursuant to NASDAQ listing rules, shares underlying the Debentures are not entitled to vote on this Proposal No. 4.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSAL TO APPROVE, TO THE EXTENT REQUIRED BY THE NASDAQ 20% RULE, THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION OR OTHERWISE PURSUANT TO THE TERMS OF THE DEBENTURES.

PROPOSAL NO. 5 — APPROVAL OF AN AMENDMENT TO THE 2016 EQUITY INCENTIVE PLAN

Overview

Approval of the Amendment to Increase the Number of Shares Authorized for Issuance under the 2016 Equity Incentive Plan

On August 29, 2016, our board of directors and stockholders approved the LiveXLive Media, Inc. 2016 Equity Incentive Plan, which reserves a total of 7,600,000 shares of our common stock for issuance under the 2016 Plan. On September 20, 2018, our board of directors approved an amendment to the 2016 Plan, subject to stockholder approval of this Proposal No. 5, to increase the number of shares of common stock authorized for issuance under the 2016 Plan by 5 million shares. As of June 30, 2018, 5,114,168 options to purchase shares of our common stock, 408,433 shares of our common stock and 500,000 restricted stock units have been issued and are outstanding under the 2016 Plan. We refer to the 2016 Plan, as amended on September 20, 2018, as the “2016 Plan” throughout this Proxy Statement. References in this proposal to our board of directors include the Compensation Committee of the board of directors, where applicable.

In this Proposal No. 5, our board of directors is requesting stockholder approval of an amendment to the 2016 Plan to increase to the number of shares of common stock authorized for issuance under the 2016 Plan by 5 million shares (the “Amendment to the 2016 Plan”). Our board of directors believes that the 2016 Plan is an integral part of our long-term compensation philosophy and the Amendment to the 2016 Plan is necessary to continue providing the appropriate levels and types of equity compensation for our employees.

Other Changes

The 2016 Plan is also being amended to make the following change, which change is not being submitted to the stockholders for approval because it is not material:

•        Prohibitions on Repricing or Certain Exchanges.   The 2016 Plan is being amended to clarify that we cannot exchange outstanding options or stock appreciation rights for full value awards, such as restricted stock or restricted stock units, at a time when the exercise price for such options or stock appreciation rights exceed the then current fair market value of our common stock.

Equity Awards Are an Integral Component of Our Compensation Program

Equity awards have been historically and, we believe, will continue to be an integral component of our overall compensation program for our employees, officers and directors. Approval of the Amendment to the 2016 Plan will allow us to continue to grant stock options and other equity awards at levels we determine to be appropriate in order to attract new employees, officers and directors, retain our existing employees and officers and to provide incentives for such persons to exert maximum efforts for our success and ultimately increase stockholder value. The 2016 Plan allows us to utilize a broad array of equity incentives with flexibility in designing such incentives, including traditional option grants, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, and other stock awards.

At June 30, 2018, stock awards covering an aggregate of 6,022,601 shares were outstanding under the 2016 Plan and 1,577,399 shares remained available for future grant under the 2016 Plan as of such date.

The following table provides certain additional information regarding the 2016 Plan.

As of June 30, 2018
Total number of shares of common stock subject to outstanding stock options	5,114,168
Weighted-average exercise price of outstanding stock options	$4.23
Weighted-average remaining term of outstanding stock options	9.53
Total number of shares of common stock subject to outstanding full value awards*	408,433
Total number of shares of common stock available for grant under the 2016 Plan	1,577,399
Total number of shares of common stock outstanding	51,901,418
Per-share closing price of common stock as reported on The NASDAQ Capital Market	$5.77

____________

*        Does not include 500,000 restricted stock units that have been issued and are outstanding under the 2016 Plan, which may be settled in cash or shares of our common stock.

The Size of Our Share Reserve Increase Request Is Reasonable

If our request to increase the share reserve of the 2016 Plan by 5 million shares is approved, we will have 12.6 million shares available for grant under the 2016 Plan after our Annual Meeting, which we believe will be a sufficient amount of equity for attracting, retaining, and motivating employees and officers for at least the next two years. We anticipate seeking approval from our stockholders in the 2021 fiscal year of an additional increase to the share reserve under the 2016 Plan. The size of our request is also reasonable in light of the equity granted to our officers, employees, directors and consultants over the last two years.

Description of the 2016 Plan

The principal features of the 2016 Plan as proposed to be amended are summarized below, but this summary is qualified in its entirety by reference to the full text of the 2016 Plan, which is attached to this Proxy Statement as Appendix A-1, and Amendment No. 1 to the 2016 Plan, which is attached to this Proxy Statement as Appendix A-2. As described below, incentive awards authorized under the 2016 Plan include, but are not limited to, incentive stock options within the meaning of Section 422 of the Code. If an incentive award granted under the 2016 Plan expires, terminates, is unexercised or is forfeited, or if any shares are surrendered to us in connection with the exercise of an incentive award, the shares subject to such award and the surrendered shares will become available for further awards under the 2016 Plan.

Administration — The 2016 Plan is administered by our Compensation Committee of our board of directors, or our board of directors in the absence of such a committee. Subject to the terms of the 2016 Plan, the 2016 Plan administrator may select participants to receive awards, determine fair market value of our shares, determine the types of awards and terms and conditions of awards and interpret provisions of the 2016 Plan, to institute an exchange program (without stockholder approval) pursuant to which outstanding awards may be surrendered or cancelled in exchange for awards of the same type (which may have lower exercise prices and different terms), awards of a different type, and/or cash (except that the 2016 Plan administrator may not, without stockholder approval, reprice any options or stock appreciation rights (“SARs”), or pay cash or issue new options or SARs in exchange for the surrender and cancellation of outstanding options or SARs), modify awards granted under the 2016 Plan, and make all other determinations deemed necessary or advisable for administering the 2016 Plan.

Grants — The 2016 Plan authorizes the grant to participants of nonqualified stock options, incentive stock options, restricted stock awards, restricted stock units, performance grants intended to comply with Section 162(m) of the Code and SARs, as described below:

•        Options granted under the 2016 Plan entitle the grantee, upon exercise, to purchase up to a specified number of shares from us at a specified exercise price per share. The exercise price for shares of common stock covered by an option generally cannot be less than the fair market value of common stock on the date of grant unless agreed to otherwise at the time of the grant. In addition, in the case of an incentive stock option granted to an employee who, at the time the incentive stock option is granted, owns stock representing more than 10% of the voting power of all classes of stock of our Company or any parent or subsidiary, the per share exercise price will be no less than 110% of the fair market value of our common stock on the date of grant.

•        Restricted stock awards and restricted stock units may be awarded on terms and conditions established by the compensation committee or our board of directors, which may include performance conditions for restricted stock awards and the lapse of restrictions on the achievement of one or more performance goals for restricted stock units.

•        The compensation committee or our board of directors may make performance grants, each of which will contain performance goals for the award, including the performance criteria, the target and maximum amounts payable, and other terms and conditions.

•        The 2016 Plan authorizes the granting of stock awards. The compensation committee or our board of directors will establish the number of shares of our common stock to be awarded (subject to the aggregate limit established under the 2016 Plan upon the number of shares of our common stock that may be awarded or sold under the 2016 Plan) and the terms applicable to each award, including performance restrictions.

•        SARs entitle the participant to receive a distribution in an amount not to exceed the number of shares of our common stock subject to the portion of the SAR exercised multiplied by the difference between the market price of a share of our common stock on the date of exercise of the SAR and the market price of a share of our common stock on the date of grant of the SAR.

Non-Transferability of Awards — Unless the 2016 Plan administrator provides otherwise, the 2016 Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.

Certain Adjustments — In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the 2016 Plan, the 2016 Plan administrator will adjust the number and class of shares that may be delivered under the 2016 Plan and/or the number, class and price of shares covered by each outstanding award, and the numerical share limits set forth in the 2016 Plan.

Dissolution, Liquidation — The 2016 Plan provides that in the event of a proposed dissolution or liquidation of our Company, to the extent it has not been previously exercised, an award will terminate immediately prior to the consummation of such proposed action.

Dividends or Dividend Equivalents for Performance Awards.   Notwithstanding anything to the foregoing herein, the right to receive dividends, dividend equivalents or distributions with respect to a performance award will only be granted to a participant if and to the extent that the underlying award is earned.

Merger, Change of Control — The 2016 Plan provides that in the event of a merger or a change of control, as defined under the 2016 Plan, each outstanding award will be treated as the 2016 Plan administrator determines, including, without limitation, that each award will be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation.

Duration, Amendment, and Termination — Our board of directors has the power to amend, suspend or terminate the 2016 Plan without stockholder approval or ratification at any time or from time to time. No change may be made that increases the total number of shares of our common stock reserved for issuance pursuant to incentive awards or reduces the minimum exercise price for options or exchange of options for other incentive awards, unless such change is authorized by our stockholders within one year of such change. Unless sooner terminated, the 2016 Plan would terminate ten years after it was adopted.

Compliance with Section 162(m) of the Code.   Section 162(m) of the Code generally precludes a tax deduction by any publicly-held company for compensation paid to any “covered employee” to the extent the compensation paid to such covered employee exceeds $1 million during any taxable year of the company. The recently-enacted Tax Cuts and Jobs Act of 2017 (the “2017 Tax Act”) included changes to Section 162(m) effective for years after 2017. Prior to 2018, “covered employees” included the Chief Executive Officer of the Company and the three other highest paid officers of the Company (other than the Chief Financial Officer). For 2018 and later years, “covered employees” will include the Chief Executive Officer of the Company, the Chief Financial Officer of the Company, the three highest paid officers of the Company (other than the Chief Executive Officer and the Chief Financial Officer) and any employee who qualified as a “covered employee” for any tax year beginning after 2016. For years beginning prior to January 1, 2018, the $1 million deduction limit did not apply to “qualified performance-based compensation” that was based on the attainment of pre-established, objective performance goals established under a stockholder-approved plan. Effective for the years beginning on or after January 1, 2018, there is no exception for “qualified performance-based compensation”; but a transition rule provides that the “qualified performance-based compensation” exemption will continue to apply to grandfathered arrangements made pursuant to a binding contract in effect on or before November 2, 2017 that is not materially modified thereafter. We believe that it is important to preserve flexibility in administering compensation programs to promote various corporate goals. Accordingly, we have not adopted a policy that all compensation must qualify as deductible under Section 162(m). Amounts paid under our compensation programs may not be deductible as the result of Section 162(m). While our policy is generally been to preserve corporate tax deductions by qualifying compensation over $1 million paid to executive officers as performance-based, the Compensation Committees may, from time to time, conclude that compensation arrangements are in our best interests and the best interests of our stockholders despite the fact that such arrangements may not, in whole or part, qualify for tax deductibility. Going forward, we intend to continue to design our executive compensation arrangements to be consistent with our best interests and those of our stockholders; accordingly, the Compensation Committees, while considering the tax deductibility as a factor in determining executive compensation, may not limit such compensation to those levels that will be deductible, particularly in light of the elimination of the expansion of the covered employee group and the elimination of the exception for performance-based compensation.

Forfeiture Provisions.   The 2016 Plan administrator may provide by rule or regulation or in any award agreement, or may determine in any individual case, the circumstances in which awards shall be paid or forfeited in the event a participant ceases to be employed by us, or to provide services to us, prior to the end of a performance period, period of restriction or the exercise, vesting or settlement of such award. Except as set forth for options, generally awards will be forfeited if not earned or vested upon termination, unless otherwise provided for in an award agreement.

Adjustments for Stock Dividends and Similar Events.  The 2016 Plan administrator will make appropriate adjustments in outstanding awards and the number of shares of common stock available for issuance under the 2016 Plan, including the individual limitations on awards, to reflect dividends, splits, extraordinary cash dividends and other similar events.

Important Aspects of the 2016 Plan Designed to Protect Our Stockholders’ Interests

The 2016 Plan includes certain provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:

Stockholder approval is required for additional shares.   The 2016 Plan does not contain an annual “evergreen” provision. Thus, stockholder approval is required each time we need to increase the share reserve allowing our stockholders the ability to have a say on our equity compensation programs.

Repricing is not allowed.   The 2016 Plan prohibits the repricing of outstanding equity awards and the cancelation of any outstanding equity awards that have an exercise price or strike price greater than the current fair market value of our common stock in exchange for cash or other stock awards under the 2016 Plan, unless approved by our stockholders.

Submission of amendments to 2016 Plan to stockholders.  The 2016 Plan requires stockholder approval for material amendments to the 2016 Plan, including as noted above, of any increase in the number of shares reserved for issuance under the 2016 Plan.

Flexibility in designing equity compensation scheme.   The 2016 Plan allows us to provide a broad array of equity incentives, including traditional option grants, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, and other stock awards. By providing this flexibility we can quickly and effectively react to trends in compensation practices and continue to offer competitive compensation arrangements to attract and retain the talent necessary for the success of our business.

Restrictions on dividends.   The 2016 Plan provides that (i) holders of shares of our common stock subject to an award before the date such shares have vested will be entitled to receive all dividends and other distributions paid with respect to such shares unless otherwise provided in the applicable award agreement, (ii) any dividends or dividend equivalents that are credited with respect to any shares of our common stock subject to an award before the date such shares have vested will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by us due to a failure to vest.

No liberal change in control definition.   The change in control definition in the 2016 Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the 2016 Plan to be triggered.

No discounted stock options or stock appreciation rights.   All stock options and stock appreciation rights granted under the 2018 Plan must have an exercise or strike price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

Administration by independent committee.   The 2016 Plan is administered by the members of our Compensation Committee, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent” within the meaning of the Nasdaq listing standards.

U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2016 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options.   The grant of an incentive stock option will not be a taxable event for the participant or for the employer. A participant will not recognize taxable income upon exercise of an incentive option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of common shares received pursuant to the exercise of an incentive option will be taxed as long-term capital gain if the participant holds the common shares for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). The employer will not be entitled to any compensation expense deduction with respect to the exercise of an incentive option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the grant must be made by the employee’s employer or a parent or subsidiary of the employer. The employee must remain employed from the date the option is granted through a date within three months before the date of exercise of the option. If a participant sells or otherwise disposes of the common shares acquired without satisfying the holding period requirement (known as a “disqualifying disposition”), the participant will recognize ordinary income upon the disposition of the common shares in an amount generally equal to the excess of the fair market value of the common shares at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The employer will generally be allowed a compensation expense deduction to the extent that the participant recognizes ordinary income.

Non-Qualified Options.   The grant of a non-qualified option will not be a taxable event for the participant or for the employer. Upon exercising a non-qualified option, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common shares on the date of exercise. Upon a subsequent sale or exchange of common shares acquired pursuant to the exercise of a non-qualified option, the participant will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the common shares (generally, the amount paid for the common shares plus the amount treated as ordinary income at the time the option was exercised). We will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Restricted Stock.   A participant who is awarded restricted stock will not recognize any taxable income for U.S. federal income tax purposes in the year of the award, provided that the shares are subject to restrictions (that is, the restricted shares are nontransferable and subject to a substantial risk of forfeiture). However, the participant may elect under Section 83(b) of the Code to recognize compensation income (which is ordinary income) in the year of the award in an amount equal to the fair market value of the common shares on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the participant does not make such a Section 83(b) election, the fair market value of the common shares on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the participant and will be taxable in the year the restrictions lapse and dividends or distributions that are paid while the common shares are subject to restrictions will be subject to withholding taxes. We will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Restricted Stock Units.   There are no immediate tax consequences of receiving or vesting in an award of restricted stock units under the 2016 Plan; however, restricted stock units are subject to the Federal Insurance Contribution Act tax upon vesting (based on the fair market value of the common shares on the vesting date). A participant who is awarded restricted stock units will recognize ordinary income upon receiving common shares or cash under the award in an amount equal to the fair market value of the common shares at the time of delivery or the amount of cash. We will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Performance Shares, Performance Units and Other Stock Unit Awards.   A participant generally will recognize no income upon the receipt of a performance share or performance unit. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and/or the fair market value of any substantially vested common shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights.   There are no immediate tax consequences of receiving an award of stock appreciation rights under the 2016 Plan. Upon exercising a stock appreciation right, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common shares on the date of exercise. We will generally be entitled to Dividend or Dividend Equivalents. A participant will recognize taxable income, subject to withholding of employment tax, upon receipt of a dividend equivalent in cash or in shares of stock. Similarly, a participant who receives restricted stock, and does not make an election under Section 83(b) of the Code with respect to the stock, will recognize taxable ordinary income, subject to withholding of employment tax, upon receipt of dividends on the stock. If the participant made a Section 83(b) election, the dividends will be taxable to the participant as dividend income.

Unrestricted Stock.   Participants who are awarded unrestricted stock will be required to recognize ordinary income in an amount equal to the fair market value of the common shares on the date of the award, reduced by the amount, if any, paid for such common shares. We will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Withholding.   To the extent required by law, we will withhold from any amount paid in settlement of an award, the amount of withholding and other taxes due or take other action as we deem advisable to enable ourselves to satisfy withholding and tax obligations related to any awards.

Interest of Certain Persons in the 2016 Plan

Stockholders should understand that our directors, executive officers and other employees may be considered as having an interest in the approval of the 2016 Plan because they may, in the future, receive awards under it. While we do not have any current formal plans to make any awards to our directors, executive officers and other employees if this Proposal No. 5 is approved by our stockholders, our board of directors and/or Compensation Committee may make such awards in the future as it deems in the best interests of our Company and stockholders. The board believes that it is important to our growth and long-term success to be able to continue to offer equity award incentives to our directors, executive officers and other employees.

New Plan Benefits

Awards under the 2016 Plan will be made at the discretion of the Compensation Committee. Accordingly, we cannot currently determine the amount of awards that will be made under the 2016 Plan. We anticipate that the Compensation Committee will utilize the 2016 Plan to continue to grant long-term equity incentive compensation to key employees similar to the awards described in this Proxy Statement. We also anticipate that the Compensation Committee will utilize the 2016 Plan to continue to grant long-term equity incentive compensation to employees and officers and awards to directors similar to the awards described in this Proxy Statement.

Information Regarding Outstanding Stock Awards

Information regarding outstanding stock awards made to our non-employee directors and Named Executive Officers as of March 31, 2018, is included elsewhere in this Proxy Statement under the headings “Director Compensation” and “Executive Compensation.”

The following table sets forth information regarding outstanding options and shares reserved for future issuance under our existing equity compensation plan as of March 31, 2018.

Equity Compensation Plan Information

The following table reflects the number of shares of our common stock issuable upon the exercise of awards granted under our equity compensation plans approved and not approved by shareholders and the weighted average exercise price for such awards as of March 31, 2018. All numbers have been adjusted to give effect to the 1-for-3 reverse stock split effected as of October 17, 2017.

Name of Plan	Number of shares of common stock to be issued upon exercise of outstanding options, warrants and rights	Weighted - Average Exercise Price of Outstanding Options ($)	Number of shares remaining available for issuance under equity compensations plans (excluding the shares reflected in column(1)
Equity compensation plans approved by security holders(1)	3,901,668	$4.10	3,289,899
Equity compensation plans not approved by security holders	—	—	—
Total	3,901,668	4.10	3,289,899

____________

(1)      Represents securities issued under our 2016 Plan.

On August 29, 2016, our board of directors approved and adopted and our shareholders approved the 2016 Plan. The 2016 Plan provides for the grant of incentive stock options, qualified stock options, restricted stock awards, restricted stock units, stock appreciation rights, and performance shares or units and cash awards. On September 20, 2018, our board of directors approved an amendment to the 2016 Plan, subject to stockholder approval, to increase the number of shares of common stock authorized for issuance under the 2016 Plan by 5 million shares. Awards may be granted under the 2016 Plan to our employees, officers, directors and consultants.

Vote Required

The affirmative vote of a majority of the votes cast for on this matter at the Annual Meeting will be required to approve Amendment to the 2016 Plan. For purposes of this vote, abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
APPROVAL OF THE AMENDMENT TO THE 2016 PLAN.

PROPOSAL NO. 6 — RATIFICATION OF THE APPOINTMENT OF
THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our board of directors has appointed BDO USA, LLP as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending March 31, 2019. BDO USA, LLP (“BDO”) was engaged as our independent registered public accounting firm in July 2018. Weinberg & Company, P.A. was our independent registered public accounting firm during the 2018 fiscal year. Representatives of BDO are expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if they so desire.

Stockholder ratification of the appointment of BDO is not required by our bylaws or otherwise. However, our board of directors is submitting the appointment of BDO to the stockholders for ratification as a matter of good corporate governance practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain BDO. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the 2019 fiscal year if it determines that such a change would be in the best interests of us and our stockholders.

Vote Required

The affirmative vote of a majority of the votes cast on this matter at the Annual meeting is required to ratify the appointment of BDO as our independent registered public accounting firm. For purposes of this vote, abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Audit and Non-Audit Fees

Audit Fees

The following table sets forth the aggregate fees billed by Weinberg & Company, P.A., our independent registered public accounting firm during the fiscal years ended March 31, 2018 and 2017 for the services performed for our Company (in thousands):

	Year Ended March 31,
Description of Service	2018	2017
Audit Fees(1)	$232	$155
Audit-Related Fees(2)	—	—
Tax Fees(3)	17	—
All Other Fees(3)	239	45
Total Fees	$488	$200

____________

(1)      Audit Fees consist of fees for audit of our annual financial statements for the respective year, reviews of our quarterly financial statements, services provided in connection with statutory and regulatory filings.

(2)      Audit-Related Fees consist of fees for accounting consultations.

(3)      Other fees consist of fees paid on acquisition related audits.

Non-Audit Fees

There were no audit or non-audit services provided to us for the years ended March 31, 2018 and 2017 that were not approved by our board of directors. Our board of directors determined that the services rendered by Weinberg & Co. are compatible with maintaining their independence as our independent auditors.

Pre-Approval Policies and Procedures

Beginning April 1, 2018, the Audit Committee is responsible, and prior to such period, our board of directors was responsible, for the pre-approval of all audits and permitted non-audit services to be performed for our Company by our independent registered public accounting firm and any other independent accounting firms that we engage. The fees paid to Weinberg & Co. that are shown in the chart above for 2018 and 2017 were approved by our board of directors in accordance with the procedures described below.

Our Audit Committee and board of directors, as applicable, reviews and approves all audit and non-audit services proposed to be provided, other than de minimis non-audit services which may instead by preapproved in accordance with applicable SEC rules.

Dismissal of Prior Independent Registered Public Accounting Firms

Dismissal of Li and Company, PC

Effective as of May 10, 2016, our board dismissed Li and Company, PC (“Li and Company”) as our independent registered accounting firm and engaged Weinberg & Company, P.A. (“Weinberg”) to serve as our independent registered public accounting firm effective as of the same date. As we did not have an audit committee at such time, the decision to change principal accountants was approved by our board and was made as we were notified by Li and Company that Li and Company was contemplating to exit the business of audit of public companies. None of the reports of Li and Company on our financial statements for the fiscal years ended March 31, 2015 and 2014, or the fiscal year ended March 31, 2016 (provided that Li and Company did not audit or begin to audit at the time our financial statements for the fiscal year ended March 31, 2016) contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that our audited financial statements contained in our Annual Reports on Form 10-K for the fiscal years ended March 31, 2015 and 2014, filed with the SEC, included a going concern qualification in the report of Li and Company. During our two most recent fiscal years ended March 31, 2016 and 2015 and during the subsequent interim period preceding the date of Li and Company’s dismissal, there were no disagreements with Li and Company, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Li and Company, would have caused them to make reference to the subject matter of the disagreement in connection with their report on our financial statements.

We provided Li and Company, with a copy of the disclosures we made in our Current Report on Form 8-K filed with the SEC on May 13, 2016, and had requested that Li and Company furnish us with a letter addressed to the SEC stating whether they agree with the above statements. A copy of the letter from Li and Company, dated May 11, 2016, stating that they agree, was filed as Exhibit 16.1 to such Form 8-K.

Effective as of May 10, 2016, our board of directors engaged Weinberg to serve as our independent registered public accounting firm for the fiscal years ended March 31, 2018 and 2017, effective as of the same date. Effective as of July 25, 2018, our board of directors and Audit Committee dismissed Weinberg as our independent registered public accounting firm and engaged BDO USA, LLP to serve as our new independent registered public accounting firm effective as of the same date.

Dismissal of Weinberg & Company, P.A.

Effective as of July 25, 2018 (the “Effective Date”), our board of directors dismissed Weinberg as our independent registered public accounting firm and engaged BDO USA, LLP to serve as our new independent registered public accounting firm effective as of the same date. The change of independent registered public accounting firms was made to more closely match our evolving business and not due to any disagreements with Weinberg. The decision to change principal accountants was also approved by the Audit Committee effective as of the same date.

Neither of Weinberg’s reports on our financial statements for each of the last two fiscal years ended March 31, 2018 and 2017 contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, except that Weinberg’s report for our financial statements for the fiscal year ended March 31, 2017 contained an explanatory paragraph in respect to uncertainty as to our ability to continue as a going concern. During our two most recent fiscal years ended March 31, 2018 and 2017 and any subsequent interim period through the Effective Date, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weinberg, would have caused Weinberg to make reference to the subject matter of the disagreements in their reports on our financial statements, and (ii) no reportable events (as described in paragraphs (a)(1)(v) (A) through (D) of Item 304 of Regulation S-K).

We provided Weinberg with a copy of the disclosures we made in our Current Report on Form 8-Kfiled with the SEC on July 26, 2018, and requested that Weinberg furnish us with a letter addressed to the SEC stating whether they agree with the above statements. A copy of the requested letter received from Weinberg, dated July 26, 2018, stating that they agree was filed as Exhibit 16.1 to such Form 8-K.

Engagement of New Independent Registered Public Accounting Firms

Engagement of Weinberg & Company, P.A.

Effective as of May 10, 2016, our board of directors engaged Weinberg to serve as our independent registered public accounting firm for the fiscal years ended March 31, 2018 and 2017, effective as of the same date. During the two most recent fiscal years ended March 31, 2016 and 2015 and through May 10, 2016, neither we nor anyone acting on our behalf consulted with Weinberg regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided nor oral advice was provided to us that Weinberg concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v)) of Regulation S-K).

As summarized above, effective as of the Effective Date, our board of directors and Audit Committee dismissed Weinberg as our independent registered public accounting firm.

Engagement of BDO USA, LLP

Effective as of the Effective Date, the Board approved the engagement of BDO USA, LLP (“BDO”) to serve as our new independent registered public accounting firm effective as of the same date. The decision to engage BDO was also approved by the Audit Committee effective as of the same date. During the two most recent fiscal years ended March 31, 2018 and 2017 and any subsequent interim period through the Effective Date, neither we nor anyone on our behalf consulted with BDO regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on its financial statements by BDO, and neither a written report or oral advice was provided to us by BDO that BDO concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues; or (iii) any other matter that was the subject of a “disagreement” or “reportable event” (as such terms are described in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K) between our Company and our former independent registered public accounting firm, Weinberg.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

This report of the audit committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

The Audit Committee’s purpose is to assist our board of directors in its general oversight of our accounting, auditing and financial reporting practices. Management is primarily responsible for our financial statements, systems of internal controls and compliance with applicable legal and regulatory requirements. Weinberg, our former independent registered public accounting firm, was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States, as well as expressing an opinion on the effectiveness of internal control over financial reporting.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm, nor can the committee certify that our registered public accounting firm is “independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm and the experience of the committee’s members in business, financial and accounting matters.

The Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended March 31, 2018 with our management. Prior to the change of auditors summarized above, the Audit Committee discussed with our former independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also received the written disclosures and the letter from our former independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with our former independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2018, for filing with the SEC.

Respectfully submitted by:

The Audit Committee of the Board of Directors

Craig Foster (Chairman)
Jay Krigsman
Tim Spengler

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee was at any time during 2018 fiscal year, or at any other time, an officer or employee of our Company, and no member had any relationship requiring disclosure under Item 404 of Regulation S-K promulgated by the SEC. None of our executive officers (i) serves as a member of the compensation committee of any other company of which any member of the Compensation Committee or our board of directors is an executive officer, or (ii) serves as a member of the board of directors of any other company of which any member of the Compensation Committee is an executive officer.

EXECUTIVE COMPENSATION

Our named executive officers, consisting of our principal executive officer and the next two most highly compensated executive officers as of March 31, 2018 (the “Named Executive Officers”), were:

•        Robert Ellin, Chief Executive Officer, Chairman and Director;

•        Jerome N. Gold, Chief Strategy Officer and Executive Vice President; and

•        Douglas Schaer, Chief Operating Officer.

2018 Summary Compensation Table

The following table sets forth, for the fiscal years ended March 31, 2018 and 2017, compensation awarded or paid to our Named Executive Officers, which gives effect to a reverse stock split of one-for-three (1-for-3), which became effective as of October 16, 2017.

Name and Principal Position	Fiscal Year ended March 31	Salary ($)		Bonus ($)		Stock Awards ($)(4)		Option Awards ($)(4)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(1)		Total ($)
Robert Ellin,	2018	397,849	(3)	—		—		5,201,328	(5)	—	—	17,012	(6)	5,616,189
CEO, Chairman &	2017	360,000	(3)	—		—		—		—	—	16,739	(6)	376,739
Director(2)

Jerome N. Gold,	2018	163,753		100,000	(8)	501,000	(9)	2,878,387	(9)	—	—	—		3,643,140
Chief Strategy Officer,	2017	—		—		—		—		—	—	—		—
EVP, Director(7)

Douglas Schaer,	2018	170,815				668,000	(11)	—	(11)	—	—	—		838,815
COO(10)	2017	—		—		—		—		—	—	—		—

____________

(1)      Unless otherwise indicated, the amount of perquisites and other personal benefits has been excluded as the total value of perquisites and other personal benefits for each Named Executive Officer per year was less than $10,000.

(2)      Mr. Ellin has served as our Chief Executive Officer and Chairman since September 1, 2017 (prior to that as President and Executive Chairman since September 9, 2011) and as a director since September 9, 2011. On September 2, 2017, our board of directors changed Mr. Ellin’s title from President to Chief Executive Officer, and his position as Executive Chairman was changed to Chairman.

(3)      For the fiscal year ended March 31, 2018, the amount shown in the “Salary” column represents payments by us to (i) Trinad LLC, the manager of Trinad Capital and one of our principal stockholders, from April 1, 2017 to December 27, 2017, pursuant to the Management Agreement, dated as of September 23, 2011, and (ii) Mr. Ellin from December 27, 2018 to December 31, 2017. For the fiscal year ended March 31, 2017, the amount shown in the “Salary” column represents payments by us to Trinad LLC from April 1, 2016 to March 31, 2017, pursuant to the Management Agreement. Mr. Ellin is the Managing Member of Trinad LLC. Pursuant to the terms of the Management Agreement, Trinad LLC provided certain management services to us, including, without limitation, relating to the sourcing, structuring and negotiation of a potential business combination involving our Company, in consideration of (i) an aggregate cash fee of $2,080,000, which was payable in $90,000 increments in advance of each consecutive 3-month period during the term of the Management Agreement and with $1,000,000 due at the end of the 3-year term, which was paid during March and April 2017, and (ii) the issuance of a warrant to purchase 750,000 shares of our common stock at an exercise price of $0.225 per share, which was issued in September 2011. In August 2016, the warrant was exercised in full on a cashless basis, resulting in the issuance of 716,216 shares of our common stock. The term of the Management Agreement expired on September 23, 2014, and Trinad Management continued to provide services to us for a cash fee of $30,000 per month on a month-to-month basis pursuant to an arrangement described below. On September 7, 2017, we entered into an employment agreement with Mr. Ellin for a term of five years at an annual salary of $650,000 payable commencing on the day of the closing of the Public Offering (December 27, 2017). Pursuant to Mr. Ellin’s employment agreement, we agreed to continue to pay to Trinad LLC a cash fee at the rate of $30,000 per month (or pro-rata thereof) until the completion of the Public Offering, consistent with the terms of the Management Agreement, whether such agreement was terminated or not prior to the date that the Public Offering was completed. On September 7, 2017, in connection with his employment agreement, we entered into an option award agreement with Mr. Ellin whereby we issued to him options to purchase 1,166,667 shares of our common stock at an exercise price of $4.00 per share (the offering price of our public offering completed in December 2017).

(4)      Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the amounts are discussed in Note 2 — Summary of Significant Accounting Policies — “Stock-Based

Compensation” of our financial statements for the year ended March 31, 2018 included in the Company’s 2018 Annual Report on Form 10-K (the“2018 Annual Report”). In light of the very limited trading of our common stock at such time, such aggregate grant date fair value was determined at the time (i) for Mr. Ellin and Mr. Schaer, based on the most recent price of $5.01 per share, the price at which we sold shares of our common stock in a private placement around the same time as the grant date, and (ii) for Mr. Gold, based on the price of $4.00 per share, equal to the closing trading price of shares of our common stock on such date.

(5)      Effective as of September 7, 2017, Mr. Ellin was granted 1,166,667 stock options, with the exercise price of $4.00 per share, pursuant to his Employment Agreement, dated as of September 7, 2017. See below table “Outstanding Equity Awards at Fiscal Year Ended” for the description of the vesting and lock-up conditions applicable to such grant.

(6)      The amounts for 2018 and 2017 represent car lease payments paid by us on Mr. Ellin’s behalf.

(7)      Mr. Gold served as our Chief Financial Officer from April 12, 2017 to April 13, 2018. Effective as of April 13, 2018, in connection with Mr. Zemetra’s appointment as our Chief Financial Officer, our board of directors changed Mr. Gold’s title from Chief Financial Officer to Chief Strategy Officer.

(8)      Effective on the date of the completion of the Public Offering (December 27, 2017), Mr. Gold earned a bonus of $100,000 payable on March 31, 2019 in accordance with Amendment No. 1 to this Amended and Restated Employment Agreement, dated as of December 14, 2017.

(9)      Mr. Gold was granted an award (i) effective as of April 12, 2017, of 100,000 shares of our common stock made pursuant to Mr. Gold’s original Employment Agreement, dated as of April 12, 2017, (ii) effective as of September 1, 2017, of 333,333 stock options, with the exercise price of $1.65 per share, pursuant to his Amended and Restated Employment Agreement, dated as of September 1, 2017, and (iii) effective as of December 14, 2017, of 333,333 stock options, with the exercise price of $4.00 per share, pursuant to Amendment No. 1 to his Amended and Restated Employment Agreement, dated as of September 1, 2017. See below table “Outstanding Equity Awards at Fiscal Year Ended” for the description of the vesting and lock-up conditions applicable to such grant.

(10)    Mr. Schaer has been serving as our Chief Operating Officer since May 3, 2017.

(11)    Effective as of May 3, 2017, Mr. Schaer was granted an award of 133,334 shares of our common stock made pursuant to Mr. Schaer’s Employment Agreement, dated as of May 3, 2017. See below table “Outstanding Equity Awards at Fiscal Year Ended” for the description of the vesting and lock-up conditions applicable to such grant.

2018 Outstanding Equity Awards at Fiscal Year Ended

The following table sets forth certain information with respect to grants of plan-based awards for the fiscal year ended March 31, 2018 to the Named Executive Officers. Except as set forth below, all of the outstanding equity awards granted to our Named Executive Officers were fully vested as of March 31, 2018.

	Option awards							Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(4)
Robert Ellin	—	111,112	(1)	555,555	(1)	5.01	9/7/2027	—	—	—		—
	—	—		500,000	(2)	5.01	9/7/2027	—	—	—		—
Jerome N. Gold	—	—		—		—	—	—	—	54,167	(3)	205,835
	—	55,556	(5)	277,778	(5)	1.65	9/1/2027	—	—	—		—
	—	27,778	(6)	305,555	(6)	4.00	12/14/2027	—	—	—		—
Doug Schaer	—	—		—		—	—	—	—	133,333	(7)	506,665

____________

(1)      The options vest in 1/12th increments every three months for a three-year period from September 7, 2017, subject to Mr. Ellin’s continued employment by us on each such vesting date. Each tranche of the options shall become exercisable one year after the date such tranche shall vest. In the event of a Change of Control (as defined in Mr. Ellin’s employment agreement), any unvested portion of the options shall vest and become exercisable effective immediately prior to such event.

(2)      500,000 options granted on September 7, 2017. The options shall 100% vest if prior to the third anniversary of September 7, 2017 the shares of our common stock shall have traded at a price of $30.00 per share or more for a period of 90 consecutive trading days during which an average of at least 166,667 shares are traded per day, subject to Mr. Ellin’s continued employment by us on such vesting date. The options shall become exercisable one year after the vesting date, provided that, in the event of a Change of Control, if the options have vested prior to such date, they shall be immediately exercisable upon such event.

(3)      100,000 shares vest monthly in equal increments over a period of two years from April 12, 2017, subject to Mr. Gold’s continued employment by us on each such vesting date. Each tranche of the shares shall become exercisable immediately upon vesting.

(4)      The market value of unearned shares is based on the price of $3.80, the closing price of our common stock on March 29, 2018 (the last trading day of our 2018 fiscal year, as required under the applicable rules).

(5)      The options vest in 1/12th increments every three months for a three-year period from September 1, 2017, subject to Mr. Gold’s continued employment by us on each such vesting date. Each tranche of the options shall become exercisable on the earlier of (i) one year after the date such portion shall vest, (ii) the second anniversary of September 1, 2017, or (iii) the earliest date vested equity awards become exercisable or transferable for similarly situated executives of our Company. In the event of a Change of Control (as defined in Mr. Gold’s amended and restated employment agreement), any unvested portion of the options shall vest and become exercisable effective immediately prior to such event.

(6)      The options vest in 1/12th increments every three months for a three-year period from December 14, 2017, subject to Mr. Gold’s continued employment by us on each such vesting date. Each tranche of the options shall become exercisable on the earlier of (i) one year after the date such portion shall vest, (ii) the second anniversary of December 14, 2017, or (iii) the earliest date vested equity awards become exercisable or transferable for similarly situated executives of our Company. In the event of a Change of Control (as defined in Mr. Gold’s amended and restated employment agreement), any unvested portion of the options shall vest and become exercisable effective immediately prior to such event.

(7)      133,334 shares vest in increments, in accordance with the following schedule: (a) 66,667 shares vested on May 3, 2018, and (b) the second tranche of 66,667 shares shall vest in 12 equal monthly installments (at the end of each month) starting with the 13th month from May 3, 2018.

Change in Control Provisions

For a more detailed description of the “change in control” provisions applicable to our Named Executive Officers under their employment agreements, see “Named Executive Officer Employment Agreements” below.

Named Executive Officer Employment Agreements

The material terms of employment agreements with the Named Executive Officers previously entered into by our Company are described below.

Employment Agreement with Robert S. Ellin

On September 23, 2011, we entered into a Management Agreement with Trinad LLC, the manager of Trinad Capital, which is one of our principal stockholders. Mr. Ellin is the Managing Director and Portfolio Manager of Trinad LLC. Pursuant to the terms of the Management Agreement, Trinad Management provided certain management services to us, in consideration of (i) an aggregate cash fee of $2,080,000, which was payable in $90,000 increments in advance of each consecutive 3-month period during the term of the Management Agreement and with $1,000,000 due at the end of the initial 3-year term, which was paid during March and April 2017, and (ii) the issuance of a warrant to purchase 750,000 shares of our common stock at an exercise price of $0.225 per share. In August 2016, the warrant was exercised in full on a cashless basis, resulting in the issuance of 716,216 shares of our common stock. The initial term of the Management Agreement has expired and Trinad LLC continues to provide services to us for a cash fee of $30,000 a month, on a month-to-month basis pursuant to an unwritten arrangement. From April 1, 2015 to March 31, 2017, we incurred $720,000 of fees under the unwritten arrangement, and we incurred $150,000 of fees under the unwritten arrangement from April 1, 2017 to August 31, 2017. On September 7, 2017, we entered into an employment agreement with Mr. Ellin for a term of five years at an annual salary of $650,000 payable commencing on the day of the closing of the Public Offering, which salary was lowered to $500,000 pursuant to Amendment No. 1 to Mr. Ellin’s employment agreement, dated as of December 14, 2017. Pursuant to Mr. Ellin’s employment agreement, we agreed to continue to pay to Trinad Management a cash fee at the rate of $30,000 per month (or pro-rata thereof) until the completion of the Public Offering (December 27, 2017), consistent with the terms of the Management Agreement, whether such agreement was terminated or not prior to the date that the Public Offering was completed. On September 7, 2017, in connection with his employment agreement, we entered into an option award agreement whereby we issued options to purchase 1,166,667 shares of our common stock with an exercise price of $4.00 per share (the offering price of our public offering completed in December 2017) (the “Ellin Options”). The Ellin Options were granted pursuant to our 2016 Equity Incentive Plan. The first tranche of 666,667 shares underlying the Ellin Options (the “Ellin Service Options”) shall vest in one-twelfth increments every three months for a three year period from the effective date of his employment agreement. Each tranche of the Ellin Service Options shall become exercisable one year after the date such tranche shall vest. In the event of a Change of Control (as defined in his employment agreement), any unvested portion of the Ellin Service Options shall vest and become exercisable effective immediately prior to such event. The second tranche of 500,000 shares underlying the Ellin Options shall 100% vest if prior to the third anniversary of the effective date of his employment agreement the shares of our common stock shall have traded at a price of $30.00 per share or more for a period of 90 consecutive trading days during which an average of at least 166,667 shares are traded per day (the “Ellin Performance Options”). The Ellin Performance Options shall become exercisable one year after the vesting date, provided that, in the event of a Change of Control, if the Ellin Performance Options have vested prior to such date, they shall be immediately exercisable upon such event. Each tranche of the Ellin Options and the shares underlying such options is subject to a lock-up restriction for a period of 12 months from the date that such tranche of the options vests; provided, that such restriction period shall terminate with respect to all Ellin Options and the shares underlying such options 24 months from the effective date of Mr. Ellin’s employment agreement.

If Mr. Ellin’s employment is terminated by us “Without Cause” or by Mr. Ellin for “Good Reason” (each as defined in his employment agreement, subject to our right to cure), he will be entitled to termination benefits, pursuant to which (i) we will pay Mr. Ellin certain accrued obligations and prior year bonus amounts, if any; and (ii) subject to timely execution and non-revocation of a release as provided in his employment agreement (v) we will be required to pay Mr. Ellin a one-time payment of $10,000,000; (w) (i) unvested Ellin Service Options and Other Equity Awards (as defined in his employment agreement) (other than Ellin Performance Options) shall automatically accelerate and become vested and exercisable for a period of twelve months from the termination date, but in all events no later than the end of the applicable term for each such award, and (ii)the Ellin Performance Options shall continue to vest if, and only if, the performance criteria specified above are satisfied during the 12-month period following the termination date; (x) any such accelerated Ellin Service Options, Ellin Performance Options and Other Equity Awards shall remain outstanding and be exercisable, to the extent applicable, for a period of twelve months from the later of the termination date or the date the award first becomes vested and exercisable, but in all events no later than the applicable term for each such award; (y) all restrictions on the Other Equity Awards shall automatically and immediately lapse; and (z) we will continue to cover costs for Mr. Ellin’s and his dependents continued participation in our medical plans from the termination date through and inclusive of the lesser of twelve months or the period through the date on which he obtains other coverage. Mr. Ellin’s employment agreement contains covenants for the benefit of our Company relating to non-competition during the term of his employment and protection of our confidential information, customary representations and warranties and indemnification obligations.

Employment Agreement with Jerome N. Gold

In September 2017, we entered into an amended and restated employment agreement with Mr. Gold for a term of three years at an annual salary of $120,000 for the period commencing from the effective date of his employment agreement to the day immediately prior to the closing the Public Offering. Following the closing of the Public Offering, Mr. Gold’s annual salary shall increase to $300,000. Mr. Gold shall also receive a $250,000 cash bonus within thirty days after such closing. Mr. Gold is also eligible to receive a Performance Bonus (as defined in his employment agreement) equal to 100% of his base salary and payable in accordance with the annual bonus plan applicable to our senior executives to be established following the closing of the Public Offering. Mr. Gold was also granted options to purchase 333,333 shares of our common stock at a price of $1.65 per share (the “Gold Options”). The Gold Options were granted pursuant to our 2016 Plan. The Gold Options shall vest in increments, with the first tranche of one-twelfth of the shares underlying the Gold Options vesting three months from the effective date of his employment agreement, with an additional one-twelfth of the shares underlying the Gold Options vesting every third month thereafter through the expiration of the three-year term. Each tranche of the Gold Options shall become exercisable on the earlier of (i) one year after the date such portion shall vest, (ii) the second anniversary of the effective date of Mr. Gold’s employment agreement, or (iii) the earliest date vested equity awards become exercisable or transferable for similarly situated executives of our Company. In the event of a Change of Control (as defined in his employment agreement), any unvested portion of the Gold Options shall vest and become exercisable effective immediately prior to such event. Each tranche of the Gold Options and the shares underlying such options is subject to a lock-up restriction for a period of twelve months from the date that such tranche of the options vests; provided, that such restriction period shall terminate with respect to all Gold Options and the shares underlying such options twenty-four months from the effective date of Mr. Gold’s employment agreement. On December 14, 2017, pursuant to an amendment of his employment agreement, Mr. Gold was granted options to purchase an additional 333,333 shares of our common stock (the “Additional Options”) at a price of $4.00 per share, which the parties agreed reflected the fair market value of the shares and the bonus payable upon the closing of the Public Offering was reduced to $100,000 and deferred until

March 31, 2019. The Additional Options shall vest in increments, with the first tranche of one-twelfth of the shares underlying the Additional Options vesting three months from the effective date of the amendment, with an additional one-twelfth of the shares underlying the Additional Options vesting every third month thereafter through the expiration of the three-year term.

If Mr. Gold’s employment is terminated by us “Without Cause” or by Mr. Gold for “Good Reason” (each as defined in his employment agreement, subject to our right to cure), he will be entitled to termination benefits, pursuant to which (i) we will pay Mr. Gold certain accrued obligations and prior year bonus amounts, if any; and (ii) subject to timely execution and non-revocation of a release as provided in his employment agreement (v) we will continue to pay Mr. Gold his base salary for a period from the termination date through the lesser of twelve months or the period through and inclusive of the last day of the three-year term of his employment agreement; (w) unvested Gold Options, Additional Options and Other Equity Awards (as defined in his employment agreement) shall automatically accelerate and become vested and exercisable for a period of twelve months from the termination date, but in all events no later than the end of the applicable term for each such award; (x) any such accelerated Gold Options, Additional Options and Other Equity Awards shall remain outstanding and be exercisable, to the extent applicable, for a period of twelve months from the later of the termination date or the date the award first becomes vested and exercisable, but in all events no later than the applicable term for each such award; (y) all restrictions on the Other Equity Awards shall automatically and immediately lapse; and (z) we will continue to cover costs for Mr. Gold’s and his dependents continued participation in our medical plans from the termination date through and inclusive of the lesser of twelve months or the period through the date on which he obtains other coverage. Mr. Gold’s employment agreement contains covenants for the benefit of our Company relating to non-competition during the term of his employment and protection of our confidential information, customary representations and warranties and indemnification obligations.

Employment Agreement with Douglas Schaer

In May 2017, we entered into an employment agreement with Mr. Schaer for a term of two years at an annual salary of $180,000, which increased to $210,000 in January 2018 following the closing of the Public Offering. In addition, Mr. Schaer was granted 133,333 shares of our common stock that will vest in increments, with the first tranche of 66,667 shares vesting 12 months from the effective date of the employment agreement and the remaining number of shares vesting monthly thereafter, with 100% vesting over the 24-month term of the employment agreement. Mr. Schaer is also eligible, at the discretion of our board of directors, to receive an annual performance bonus. If Mr. Schaer’s employment is terminated by us without Cause or he resigns for Good Reason, subject to a 30-day cure period (each as defined in his employment agreement), Mr. Schaer would be entitled to certain payments subject to certain forfeiture conditions set forth in his employment agreement. Mr. Schaer’s employment agreement contains covenants for our benefit relating to non-competition during the term of employment and the applicable severance period thereafter and protection of our confidential information, customary representations and warranties and indemnification obligations. Effective as of March 11, 2018, Mr. Schaer was granted options to purchase 250,000 shares of our common stock at a price of $4.00 per share, which was the fair market value of our shares of common stock on January 31, 2018, the date of approval of such grant by our board of directors. The options shall vest in three equal increments, with the first tranche of one-third of the shares underlying the options vesting on the 12-month anniversary of the effective date of the grant, with an additional one-third of the shares underlying the options vesting every twelfth month thereafter through the date that is three years after the effective date of the grant. Each tranche of shares subject to such options shall become exercisable on the earlier of (i) one year after the date such tranche shall vest, (ii) the second anniversary of the date of the grant, or (iii) the earliest date vested equity awards become exercisable or transferable for similarly situated executives of our Company. Notwithstanding the foregoing, in the event of a “Change of Control” (as defined in our 2016 Equity Incentive Plan) any unvested portion of the options shall vest and become exercisable effective immediately prior to such event. Mr. Schaer’s employment agreement contains covenants for the benefit of our Company relating to non-competition during the term of his employment and protection of our confidential information and customary representations and warranties.

PARTICIPANTS IN THE SOLICITATION

Under applicable regulations of the SEC, directors and certain officers of our Company may be deemed to be “participants” in the solicitation of proxies by our board of directors in connection with the Annual Meeting.

EXPENSES OF SOLICITATION

All costs of solicitations of proxies will be borne by us. In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telecopy, e-mail, personal interviews, and other means. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their out-of-pocket expenses in connection therewith.

ADDITIONAL INFORMATION

Other Matters

Other than as set forth above, the board of directors is not aware of any other business that may be brought before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the designated proxy holders, Mr. Ellin and Mr. Zemetra, to vote on such matters in accordance with their best judgment.

An electronic copy of our Annual Report on Form 10-K filed with the SEC on June 29, 2018, is available free of charge in the SEC Filings section of our investor relations/corporate governance website at http://ir.livexlive.com. A paper copy of the Annual Report may be obtained upon written request to:

LiveXLive Media, Inc.

9200 Sunset Boulevard, Suite #1201

West Hollywood, CA 90069

Attention: General Counsel

YOUR VOTE IS IMPORTANT. Accordingly, you are urged to sign and return the accompanying proxy card or voting instruction card, as the case may be, whether or not you plan to attend the Annual Meeting.

Annual Report on Form 10-K

A copy of our Annual Report on Form 10-K for the year ended March 31, 2018, as filed with the SEC, excluding exhibits, is being furnished concurrently with this Proxy Statement and will also be available without charge to any stockholder upon written request to our Company, 9200 Sunset Boulevard, Suite #1201, West Hollywood, CA 90069, attention: General Counsel. Exhibits will be provided upon written request and payment of an appropriate processing fee.

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries, such as brokers, banks and other nominees, to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of proxy materials, other than the proxy card, to those stockholders. This process is commonly referred to as “householding.” Your nominee may engage in householding. Through householding, beneficial owners who have the same address and last name will receive only one copy of the proxy materials unless one or more of these owners notifies us or their nominee that they wish to continue receiving individual copies. Beneficial owners who participate in householding will receive separate proxy cards. This procedure will reduce printing costs and postage fees.

To commence or discontinue householding, please notify your broker, bank or other nominee. Alternatively, you may direct such requests in writing to LiveXLive Media, Inc., 9200 Sunset Boulevard, Suite #1201, West Hollywood, CA 90069, Attention: General Counsel, or by phone at (310) 601-2500. Individual copies of the proxy materials also may be requested at any time at this same address and telephone number.

Stockholder Proposals for the 2019 Annual Meeting

You may submit proposals for consideration at future stockholder meetings. For a stockholder proposal to be considered for inclusion in our proxy materials for our 2019 Annual Meeting of Stockholders, the proposal must (i) be delivered to us on or before December 31, 2018 and (ii) comply with all applicable SEC rules and regulations, including Rule 14a-8 of the Exchange Act. Since we did not hold an annual meeting during our 2018 fiscal year, we believe such deadline provide our stockholders a reasonable time to submit proposals for consideration at our 2019 Annual Meeting of Stockholders. Any proposals not received by this deadline will be untimely and not included in our 2019 proxy materials.

Alternatively, under our Bylaws, a stockholder may bring a proposal before our 2019 Annual Meeting of Stockholders, without including the proposal in our proxy materials, if (i) the stockholder provides us notice of the proposal no earlier than August 1, 2019 and no later than August 31, 2019 and (ii) the proposal concerns a matter that may be properly considered and acted upon at the annual meeting in accordance with our Bylaws and corporate governance policies. Any such proposal not received by this deadline will be untimely and not considered at our 2019 Annual Meeting of Stockholders. Stockholders are advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals. Our bylaws are publicly available in the SEC Filings section of our investor relations/corporate governance website at http://ir.livexlive.com.

Proposals should be addressed to:

LiveXLive Media, Inc.

9200 Sunset Boulevard, Suite #1201

West Hollywood, CA 90069

Attention: General Counsel

Nomination of Directors for the 2019 Annual Meeting

You may propose a director nominee for consideration at the next annual meeting of our stockholders by complying with our Bylaws, which provide for a notice that must (i) be delivered to us at our principal executive offices set forth immediately above no earlier than August 1, 2019 and no later than August 31, 2019, (ii) provide all information relating to the director nominee that is required to be disclosed in a solicitation of proxies for the election of directors in an election contest, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and (iii) provide the director nominee’s written consent to serve as a director if elected. Stockholders are advised to review our Bylaws with respect to director nominations. These documents are publicly available in the SEC Filings section of our investor relations/corporate governance website at http://ir.livexlive.com.

By Order of the Board of Directors,

/s/ Robert S. Ellin
Robert S. Ellin
Chairman and Chief Executive Officer

West Hollywood, California
October 11, 2018

Appendix A-1

LIVEXLIVE MEDIA, INC.

2016 EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are:

•        to attract and retain the best available personnel for positions of substantial responsibility,

•        to provide incentives to individuals who perform services for the Company, and

•        to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 hereof.

(b) “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

(c) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plans.

(d) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

(e) “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f) “Board” means the Board of Directors of the Company.

(g) “Change in Control” means the occurrence of any of the following events after the Effective Date:

(i)     A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of stock in the Company that, together with the stock already held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any Person who is considered to own more than 50% of the total voting power of the stock of the Company before the acquisition will not be considered a Change in Control; or

(ii)    The individuals who constitute the members of the Board cease, by reason of a financing, merger, combination, acquisition, takeover or other non-ordinary course transaction affecting the Company, to constitute at least fifty-one percent (51%) of the members of the Board; or

(iii)   The consummation of any of the following events: (A) a change in the ownership of a substantial portion of the Company’s assets, which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions, or (B) a merger, consolidation or reorganization involving the Company, where either or both of the events described in clauses (i) or (ii) above would be the result. For

A-1-1

purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets or a Change in Control: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total equity or voting power of which is owned, directly or indirectly, by a Person described in subsection (iii)(B)(3) above. For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(g), persons will be considered to be acting as a group if they are owners of a corporation or other entity that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

(h) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(i) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(j) “Common Stock” means the common stock, par value $0.001 per share, of the Company.

(k) “Company” means LiveXLive Media, Inc., a Delaware corporation, or any successor thereto.

(l) “Consultant” means any person, including an advisor, other than an Employee engaged by the Company or a Parent, Subsidiary or Affiliate to render services to such entity.

(m) “Determination Date” means the latest possible date that will not jeopardize the qualification of an Award granted under the Plan as “performance-based compensation” under Section 162(m) of the Code.

(n) “Director” means a member of the Board.

(o) “Disability” means permanent and total disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(p) “Effective Date” shall have the meaning set forth in Section 18 hereof.

(q) “Employee” means any person, including Officers and Directors, other than a Consultant employed by the Company or any Parent, Subsidiary or Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(t) “Fair Market Value” means, as of any date, the value of the Common Stock as the Administrator may determine in good faith, by reference to the closing price of such stock on any established stock exchange or on a national market system on the day of determination, if the Common Stock is so listed on any established stock exchange or on a national market system. If the Common Stock is not listed on any established stock exchange or on a national market system, the value of the Common Stock will be determined as the Administrator may determine in good faith using (i) a valuation methodology set forth in Treasury Regulation 1.409A-1(b)(5)(iv)(B) or (ii) with respect to valuations applicable to Awards that are not subject to Code Section 409A, such other valuation methods as the Administrator may select.

A-1-2

(u) “Fiscal Year” means the fiscal year of the Company.

(v) “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(w) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or expressly provides that it is not intended to qualify as an Incentive Stock Option.

(x) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(y) “Option” means a stock option granted pursuant to Section 6 hereof.

(z) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(aa) “Participant” means the holder of an outstanding Award.

(bb) “Performance Goals” will have the meaning set forth in Section 11 hereof.

(cc) “Performance Period” means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

(dd) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 10 hereof.

(ee) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10 hereof.

(ff) “Period of Restriction” means the period during which transfers of Shares of Restricted Stock are subject to restrictions and, therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events specified in the applicable Award, as interpreted and construed by the Administrator.

(gg) “Plan” means this 2016 Equity Incentive Plan.

(hh) “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 hereof, or issued pursuant to the early exercise of an Option.

(ii) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9 hereof. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(jj) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(kk) “Section 16(b)” means Section 16(b) of the Exchange Act.

(ll) “Service Provider” means an Employee, Director or Consultant.

(mm) “Share” means a share of Common Stock, as adjusted in accordance with Section 14 hereof.

(nn) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(oo) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

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3. Stock Subject to the Plan.

(a) Maximum Aggregate Number of Shares. Subject to the provisions of Section 14 hereof, the maximum aggregate number of Shares that may be awarded and sold under the Plan is Seven Million Six Hundred Thousand (7,600,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Upon exercise of a Stock Appreciation Right settled in Shares, the gross number of Shares covered by the portion of the Award so settled will cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares subject to an Award that are transferred to or retained by the Company to pay the tax and/or exercise price of an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan and, for the elimination of doubt, the number of Shares of equal value to such cash payment shall become available for future grant or sale under the Plan. Notwithstanding the foregoing provisions of this Section 3(b), subject to adjustment provided in Section 14 hereof, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a) above, plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3(b).

(c) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

(a) Procedure.

(i)     Multiple Administrative Bodies. Different Committees may be established with respect to different groups of Service Providers; in that event, the Committee established with respect to a group of Service Providers shall administer the Plan with respect to Awards granted to members of such group.

(ii)    Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, and if the Company is then a “publicly held corporation” as defined therein, the Plan will be administered by a Committee of two (2) or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii)   Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv)   Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)     to determine Fair Market Value;

(ii)    to select the Service Providers to whom Awards may be granted hereunder;

(iii)   to determine the terms and condition, not inconsistent with the terms of the Plan, of any Award granted hereunder;

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(iv)   to institute an Exchange Program and to determine the terms and conditions, not inconsistent with the terms of the Plan, for (1) the surrender or cancellation of outstanding Awards in exchange for Awards of the same type, Awards of a different type, and/or cash, or (2) the reduction of the exercise price of outstanding Awards;

(v)    to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(vi)   to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(vii)  to modify or amend each Award (subject to Section 19(c) hereof);

(viii) to authorize any person to execute on behalf of the Company any instrument required to reflect or implement the grant of an Award previously granted by the Administrator;

(ix)   to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award pursuant to such procedures as the Administrator may determine consistent with the requirements for compliance with or exemption from the provisions of Code Section 409A; and

(x)    to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations, and interpretations will be final and binding on all Participants and any other holders of Awards.

5. Eligibility.

(a) General Rule. Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares, and such other cash or stock awards as the Administrator determines may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Stock Options.

(a) Limitations.

(i)     Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000 (U.S.), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(ii)    Subject to the limits set forth in Section 3, the Administrator will have complete discretion to determine the number of Shares subject to an Option granted to any Participant.

(b) Term of Option. The Administrator will determine the term of each Option in its sole discretion; provided, however, that the term will be no more than ten (10) years from the date of grant thereof in the case of Incentive Stock Options Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price and Consideration.

(i)     Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, but will be no less than 100% of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the

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per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(c), Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to the issuance or assumption of an Option in a transaction to which Section 424(a) of the Code applies in a manner consistent with said Section 424(a).

(ii)    Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii)   Form of Consideration. The Administrator will determine the acceptable form(s) of consideration for exercising an Option, including the method of payment, to the extent permitted by Applicable Laws.

(d) Exercise of Option.

(i)     Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specifies from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with any applicable withholding taxes). No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 hereof.

(ii)    Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by Award Agreement or by operation of this Section 6(d)(3), the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii)   Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of cessation (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for six (6) months following the date the Participant ceases to be a Service Provider. Unless otherwise provided by the Administrator, if on the date of cessation the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after cessation the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv)   Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to

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whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for six (6) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will continue to vest in accordance with the Award Agreement. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

7. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant.

(c) Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan; provided, however, that the exercise price will be not less than 100% of the Fair Market Value of a Share on the date of grant.

(d) Stock Appreciation Rights Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the number of Shares with respect to which the Award is granted, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Notwithstanding the foregoing, the rules of Section 6(d) above also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)     The difference between the Fair Market Value of a Share on the date of exercise over the “stock appreciation right exercise price,” as defined under Treasury Regulation Section 1.409A-1(b)(i)(B)(2), i.e., the Fair Market Value of a Share on the date of grant of the Stock Appreciation Right; times

(ii)    The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c) Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until such Shares become non-forfeitable at the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

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(e) Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise in a manner not prohibited by the Award Agreement.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and provisions for forfeiture as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

(i) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may condition the lapse of restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

9. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Each Restricted Stock Unit grant will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine in accordance with the terms and conditions of the Plan, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 9(d) hereof, may be left to the discretion of the Administrator.

(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. After the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Restricted Stock Units. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the vesting criteria, and such other terms and conditions as the Administrator, in its sole discretion will determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed, subject to the prohibition on acceleration of the timing of distribution of deferred compensation subject to Section 409A of the Code, to the extent applicable to the Award.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement, which shall satisfy the requirements of Section 409A of the Code, to the extent applicable to such Award. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again will be available for grant under the Plan.

(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

(f) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set

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restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock Units which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

10. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units/Shares granted to each Participant.

(b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period or, if earlier, after the date on which a Participant’s interest in such Performance Units/Shares is no longer subject to a substantial risk of forfeiture, provided however, that in no event shall such payment be made after the later to occur of (i) December 31 of the year in which such risk of forfeiture lapses or (ii) two and one-half months after such risk of forfeiture lapses. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

(g) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Performance Units/Shares as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Performance Units/Shares which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

11. Performance-Based Compensation Under Code Section 162(m).

(a) General. If the Administrator, in its discretion, decides to grant an Award intended to qualify as “performance-based compensation” under Code Section 162(m), the provisions of this Section 11 will control over any contrary provision in the Plan; provided, however, that the Administrator may in its discretion grant Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code to such Participants that are based on Performance Goals or other specific criteria or goals but that do not satisfy the requirements of this Section 11.

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(b) Performance Goals. The granting and/or vesting of Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Code Section 162(m) and may provide for a targeted level or levels of achievement (” Performance Goals “) including (i) earnings per Share, (ii) operating cash flow, (iii) operating income, (iv) profit after-tax, (v) profit before-tax, (vi) return on assets, (vii) return on equity, (viii) return on sales, (ix) revenue, and (x) total shareholder return. Any Performance Goals may be used to measure the performance of the Company as a whole or a business unit of the Company and may be measured relative to a peer group or index. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Administrator will determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Participant.

(c) Procedures. To the extent necessary to comply with the performance-based compensation provisions of Code Section 162(m), with respect to any Award granted subject to Performance Goals, within the first twenty-five percent (25%) of the Performance Period, but in no event more than ninety (90) days following the commencement of any Performance Period (or such other time as may be required or permitted by Code Section 162(m)), the Administrator will, in writing, (i) designate one or more Participants to whom an Award will be made, (ii) select the Performance Goals applicable to the Performance Period, (iii) establish the amounts of such Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Goals and the amounts of such Awards, as applicable, to be earned by each Participant for such Performance Period. Following the completion of each Performance Period but in no event later than December 31 of the year in which such Performance Period ends or, if later, the date that is two and one-half months after the end of such Performance Period, the Administrator will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period and pay any amount to which a Participant is entitled under an Award with respect to such Performance Period. In determining the amounts earned by a Participant, the Administrator will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period. A Participant will be eligible to receive payment pursuant to an Award for a Performance Period only if the Performance Goals for such period are achieved.

(d) Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Participant and is intended to constitute qualified performance based compensation under Code Section 162(m) will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan will be deemed amended to the extent necessary to conform to such requirements.

12. Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months and one day following the commencement of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

13. Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, (iii) to a revocable trust, or (iv) as permitted by Rule 701 of the Securities Act of 1933, as amended.

14. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number

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and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits set forth in Sections 3, 6, 7, 8, 9 and 10 hereof.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control. In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that each Award will be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation (the “Successor Corporation”). The Administrator will not be required to treat all Awards similarly in the transaction.

In the event that the Successor Corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Restricted Stock Units, Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted for in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to settle in cash or a Performance Share or Performance Unit which the Administrator can determine to settle in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Performance Units, the number of implied shares determined by dividing the value of the Performance Units by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the Successor Corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

15. Tax Withholding

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may

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determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

16. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

18. Term of Plan. Subject to Section 22 hereof, the Plan will become effective upon its adoption by the Board (the “Effective Date”). It will continue in effect for a term of ten (10) years unless terminated earlier under Section 19 hereof; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of this Plan shall continue to apply to such Awards.

19. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of the Plan and any Plan amendment to the extent necessary or desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(c) Restrictive Legends. All Award Agreements and all securities of the Company issued pursuant thereto shall bear such legends regarding restrictions on transfer and such other legends as the appropriate officer of the Company shall determine to be necessary or advisable to comply with applicable securities and other laws.

21. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

22. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws, including without limitation Section 422 of the Code. In the event that stockholder approval is not obtained within twelve (12) months after the date the Plan is adopted by the Board, all Incentive Stock Options granted hereunder shall be void ab initio and of no effect. Notwithstanding any other provisions of the Plan, no Awards shall be exercisable until the date of such stockholder approval.

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23. Notification of Election Under Section 83(b) of the Code. If any Service Provider shall, in connection with the acquisition of Shares under the Plan, make the election permitted under Section 83(b) of the Code, such Service Provider shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service and provide the Company with a copy thereof, in addition to any filing and a notification required pursuant to regulations issued under the authority of Section 83(b) of the Code. A Service Provider shall not be permitted to make a Section 83(b) election with respect to an Award of a Restricted Stock Unit.

24. Notification Upon Disqualifying Disposition Under Section 421(b) of the Code. Each Service Provider shall notify the Company of any disposition of Shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within ten (10) days of such disposition.

25. 409A Timing Rule for Specified Employees. If at the time of a Service Provider’s separation from service, such individual is considered a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, and if any payment that such Service Provider becomes entitled to under the Plan or any Award is deemed payable on account of such individual’s separation from service, then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the individual’s separation from service, or (ii) the individual’s death.

26. Governing Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules, subject to the Company’s intention that the Plan satisfy the requirements of jurisdictions outside of the United States of America with respect to Awards subject to such jurisdictions.

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Ratified and approved by the Board on October 4, 2017 and adjusted for the 1-for-3 reverse stock split, which was completed in October 2017.

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Appendix A-2

AMENDMENT NO. 1 TO THE LIVEXLIVE MEDIA, INC. 2016 EQUITY INCENTIVE PLAN

WHEREAS, the Board of Directors and stockholders of LiveXLive Media, Inc. (the “Company”) have previously adopted the LiveXLive Media, Inc. 2016 Equity Incentive Plan (the “Plan”);

WHEREAS, pursuant to Section 3(a) of the Plan, a total of seven million six hundred thousand (7,600,000) shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), have been reserved for issuance under the Plan;

WHEREAS, the Company desires to increase the number of shares issuable under the Plan by five million (5,000,000) to twelve million six hundred thousand (12,600,000) shares, including shares previously issued thereunder;

WHEREAS, the Company desires to make certain other changes to the Plan as more fully discussed below; and

WHEREAS, Section 19 of the Plan permits the Company to amend the Plan from time to time, subject to certain limitations specified therein.

NOW, THEREFORE, the following amendments and modifications are hereby made a part of the Plan subject to, and effective as of the date of, the approval of stockholders of this Amendment No. 1 to the Plan:

1. Section 3(a) of the Plan shall be, and hereby is, amended to increase the aggregate number of shares of Common Stock issuable thereunder to eight (8) million, and Section 3(a) is hereby amended and restated in its entirety to read as follows:

“(a) Maximum Aggregate Number of Shares. Subject to the provisions of Section 14 hereof, the maximum aggregate number of Shares that may be awarded and sold under the Plan is Twelve Million Six Hundred Thousand (12,600,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock”.

2. Section 6(c)(i) of the Plan is hereby amended and restated in its entirety to read as follows:

“(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, but will be no less than 100% of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(c), Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to the issuance or assumption of an Option in a transaction to which Section 424(a) of the Code applies in a manner consistent with said Section 424(a). In no event may any Option granted under the Plan be amended, other than pursuant to Section 14, to decrease the exercise price thereof, be cancelled in conjunction with the grant of any Option with a lower exercise price, be cancelled for cash or other Award or otherwise be subject to any action that would be treated, for accounting purposes, as a “repricing” of such Option, unless such amendment, cancellation, or action is approved by the Company’s stockholders.”

3. Section 7(c) of the Plan is hereby amended and restated in its entirety to read as follows:

“(c) Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan; provided, however, that the exercise price will be not less than 100% of the Fair Market Value of a Share on the date of grant. Exercise Price. In no event may any Stock Appreciation Right granted under the Plan be amended, other than pursuant to Section 14, to decrease the exercise price thereof, be cancelled in conjunction with the grant of any Stock Appreciation Right with a lower exercise price, be cancelled for cash or other Award or otherwise be subject to any action that would be treated, for accounting purposes, as a “repricing” of such Stock Appreciation Right, unless such amendment, cancellation, or action is approved by the Company’s stockholders.”

4. In all other respects, the Plan, as amended, is hereby ratified and confirmed and shall remain in full force and effect.

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IN WITNESS WHEREOF, the Company has executed this Amendment No. 1 to the Company’s 2016 Equity Incentive Plan as of ________________ ___, 2018.

LIVEXLIVE MEDIA, INC.

By:
Name:	Robert S. Ellin
Title:	Chief Executive Officer and Chairman

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IMPORTANT ANNUAL MEETING INFORMATION

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Vote by Internet
- Go to **www.envisionreports.com/LIVX**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Annual Stockholder Meeting Notice

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Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting of stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement, annual report and form of proxy card are available at:

www.envisionreports.com/LIVX

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.envisionreports.com/LIVX** to view the materials.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before November 19, 2018 to facilitate timely delivery.

2NOT COY

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Annual Stockholder Meeting Notice

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR all nominees, FOR Proposals 2, 4, 5 and 6 and every 3 YEARS for Proposal 3:

1. Election of Directors.
2. Advisory vote on the compensation of LiveXLive Media's named executive officers.
3. Advisory vote on the frequency of advisory votes on the compensation of LiveXLive Media's named executive officers.
4. Approval of the issuance of shares of LiveXLive Media's common stock issuable upon redemption or conversion of the Debentures sold on June 29, 2018.
5. Approval of the Amendment to LiveXLive Media's 2016 Equity Incentive Plan.
6. Ratification of BDO USA, LLP as LiveXLive Media's independent registered public accounting firm.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here's how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→ **Internet** – Go to **www.envisionreports.com/LIVX**. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→ **Telephone** – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→ **Email** – Send email to investorvote@computershare.com with "Proxy Materials LiveXLive Media, Inc." in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by November 19, 2018.

02X4RB